File No. 33-14954
                                              File No. 811-5199
----------------------------------------------------------------
                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
   Post-Effective Amendment No. 16                               [X]

                               and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
   Amendment No. 18                                              [X]

                  STEINROE VARIABLE INVESTMENT TRUST
          (Exact Name of Registrant as Specified in Charter)

    Federal Reserve Plaza, 600 Atlantic Avenue, Boston, MA  02210
             (Address of Principal Executive Offices)
    Registrant's Telephone Number, Including Area Code:
                            (617) 722-6000

It is proposed that this filing become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 1999 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule
    485
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485


 Heidi J. Walter                     Cameron S. Avery
 Vice-President & Secretary          Bell, Boyd & Lloyd
 SteinRoe Variable Investment Trust  Three First National Plaza
 One South Wacker Drive              70 W. Madison Street, Suite 3300
 Chicago, Illinois  60606            Chicago, Illinois  60602
           (Name and Address of Agents for Service)


The Registrant has registered an indefinite number of shares of beneficial interest of all existing and subsequently created
Series of the Trust under the Securities Act of 1933 pursuant to Rule 24f-2.

                        STEINROE VARIABLE
                        INVESTMENT TRUST
                           PROSPECTUS

                          May 1, 1999


* Stein Roe Balanced Fund, Variable Series
* Stein Roe Growth Stock Fund, Variable Series
* Stein Roe Special Venture Fund, Variable Series
* Stein Roe Mortgage Securities Fund, Variable Series
* Stein Roe Money Market Fund, Variable Series

                             * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                             * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                             * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.




       NOT FDIC-INSURED              MAY LOSE VALUE
                                     NO BANK GUARANTEE

THE TRUST......................................................3

THE FUNDS......................................................4
  Each Fund section contains the following information
  specific to that Fund:  investment goals, primary
  investment strategies, primary investment risks,
  and performance history
    Stein Roe Balanced Fund, Variable Series...................4
    Stein Roe Growth Stock Fund, Variable Series...............6
    Stein Roe Special Venture Fund, Variable Series............8
    Stein Roe Mortgage Securities Fund, Variable Series.......10
    Stein Roe Money Market Fund, Variable Series..............13

OTHER INVESTMENTS AND RISKS...................................15

TRUST MANAGEMENT ORGANIZATIONS................................16
    The Trustees..............................................16
    The Adviser: Stein Roe & Farnham Incorporated.............16
    Portfolio Managers........................................16
    Year 2000 Compliance......................................17

FINANCIAL HIGHLIGHTS..........................................18

SHAREHOLDER INFORMATION.......................................23

                            THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about all of the Funds in the Trust:

* Stein Roe Balanced Fund, Variable Series
* Stein Roe Growth Stock Fund, Variable Series
* Stein Roe Special Venture Fund, Variable Series
* Stein Roe Mortgage Securities Fund, Variable Series
* Stein Roe Money Market Fund, Variable Series

Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE BALANCED FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Balanced Fund, Variable Series, seeks high total investment return.


PRIMARY INVESTMENT STRATEGIES
----------------------------------------------------------------

The Fund allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Fund invests primarily in well-established companies that have large market capitalizations. The portfolio manager may invest in a company because it has a history of steady to improving sales or earnings growth that the portfolio manager believes can be sustained. He also may invest in a company because he believes its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25 percent of its assets in foreign stocks.

The Fund also invests at least 25 percent of its assets in bonds. The Fund purchases bonds that are "investment grade"-that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio manager believes that the securities are investment grade quality. To select debt securities for the Fund, the portfolio manager considers a bond's expected income together with its potential for price gains or losses.


The portfolio manager sets the Fund's asset allocation between stocks, bonds and cash based upon recommendations of Stein Roe's investment committee. The committee makes its recommendations based upon economic, market and other factors that affect investment opportunities.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks and bonds, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks and bonds. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Debt Securities

The Fund's investments in debt securities, generally bonds, expose the Fund to interest rate risk. Interest rate risk is the risk of a decline in the price of a bond when interest rates increase. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.
Interest rate risk is generally greater for bonds having longer maturities.

Because the Fund may invest in fixed-income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal This could result in decreases in the price of the security.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns

                       YEAR-BY-YEAR TOTAL RETURNS
30.00
25.00             27.93                    25.43
20.00  22.38
15.00                                           15.63  16.82 12.54
10.00
 5.00                   7.53   9.29
 0.00
-5.00       -0.69                   -3.19
      1989  1990  1991  1992   1993  1994  1995  1996  1997  1998
[ ] Balanced Fund


Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1990, -10.04%


                                      1 Year   5 Years   10 Years

Stein Roe Balanced Fund, Variable
   Series                             12.54%    13.05%    12.94%
S&P 500 Index*                        28.60%    24.05%    19.19%

________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth of capital.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
The Fund invests primarily in the common stocks of companies with large market capitalizations. The Fund emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25 percent of its assets in foreign stocks. To select investments for the Fund, the portfolio manager considers companies that he believes will generate earnings growth over the long term regardless of the economic environment.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns
                       YEAR-BY-YEAR TOTAL RETURNS
60.00
50.00
40.00             48.03
30.00 31.30                                37.73      32.28
20.00                                           21.28        27.91
10.00
 0.00                   6.63  4.97
-10.00      -1.65                   -6.35
      1989  1990  1991  1992  1993  1994  1995  1996   1997   1998
[ ] Growth Stock Fund


Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  3rd quarter 1990, -17.42%


                                1 Year   5 years   10 Years
Stein Roe Growth Stock Fund,
  Variable Series               27.91%    21.49%   18.94%

S&P 500 Index*                  28.60%    24.05%   19.19%

________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Special Venture Fund, Variable Series, seeks long-term growth of capital.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65 percent of its assets in common stocks of companies with small market capitalizations. The Fund invests in new issuers during periods when new issues are being brought to market. The Fund also invests in midcap companies. The Fund invests in companies that compete within large and growing markets and that appear to have the ability to grow their market share. To find companies with these growth characteristics, the portfolio managers seek out companies that are-or, in the portfolio managers' judgment, have the potential to be-a market share leader within their respective industry. They also look for companies with strong management teams that participate in the ownership of the companies.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Investments in stocks of small and midsized companies can be riskier than investments in larger companies. Small and midsized companies often have limited product lines, operating histories, markets, or financial resources. They may depend heavily on a small management group. Small companies in particular are more likely to fail or prove unable to grow. Small and midsized companies may trade less frequently, in smaller volumes, and fluctuate more sharply in price than larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the Russell 2000 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns

                       YEAR-BY-YEAR TOTAL RETURNS
 40.00
 30.00  30.84       37.25       35.68
 20.00                                            26.94
 10.00                   14.48             11.75
 0.00                                 1.19             7.81
-10.00        -8.91
-20.00                                                      -17.30
-30.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Special Venture Fund


Best quarter:  1st quarter 1991, +21.62%
Worst quarter:  3rd quarter 1990, -21.18%


                                   1 Year   5 Years   10 Years
Stein Roe Special Venture Fund,
  Variable Series                  -17.30%    5.06%    12.52%

Russell 2000 Index*                 -2.55%   11.87%    12.92%

________
*The Russell 2000 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE
SERIES
-----------------------------------------------------------------
Stein Roe Mortgage Securities Fund, Variable Series, seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
Stein Roe Mortgage Securities Fund, Variable Series, normally invests at least 65% of its assets in the following types of mortgage securities:

* agency pass-throughs,
* agency and whole-loan collateralized mortgage obligations
  (CMOs),
* mortgage-related (home equity, home improvement and manufactured housing) asset-backed securities and
* commercial mortgage-backed securities.

To select investments for the Fund, the portfolio manager looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The portfolio manager usually focuses on securities rated AA or higher. However, the portfolio manager may invest in securities rated investment grade (BBB) or higher. The portfolio manager may also buy unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

Types of Mortgage Securities

Mortgage securities represent ownership interest in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.


The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a service and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.


Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranch, depending upon the portfolio manager's judgment regarding which tranch at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Interest rate risk is the risk of a decline in the price of a mortgage security when interest rates rise. In general, if interest rates rise, mortgage security prices fall; and if interest rates fall, mortgage security prices rise. Interest rate risk is generally greater for securities with longer maturities. Changes in the values of securities will not affect the amount of income the Fund receives but will affect the value of the Fund's shares.

Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, early return of principal from prepayments must be reinvested at lower interest rates, reducing the expected total rate of return for mortgage securities. During periods of rising interest rates, mortgage securities have a high risk of declining in price. This is because higher rates lead to slower prepayments, effectively extending the expected maturity of the bond at a time when interest rates are rising. Prepayment risk applies to generally all mortgage securities, regardless of whether they represent interests in pools of fixed or adjustable interest rate loans. The potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility than other types of fixed income securities.

Because the Fund may invest in securities issued by private entities, it can at times be exposed to default risk. To protect against these risks, the securities generally have some type of credit enhancement, usually a senior/subordinated structure. The portfolio manager attempts to provide that the amount of credit enhancement in each holding subject to default is commensurate with the credit rating assigned from the rating agencies. There can be no assurance that the amount of credit support will be sufficient to fully cover losses stemming from defaults of the underlying loans.

Management risk, which exists in varying amounts in all mutual funds, refers to the possibility that the portfolio manager may fail to anticipate these movements or risks, or effectively execute the Fund's strategy.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the Lehman Mortgage-Backed Securities Index, a broad-based measure of market performance.
The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns

                       YEAR-BY-YEAR TOTAL RETURNS
20.00
15.00                                       15.74
10.00   12.84       14.48
 5.00         9.10        5.95  6.26                    9.04  6.80
 0.00                                             4.70
-5.00                                -1.57
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Mortgage Securities Fund


Best quarter:  2nd quarter 1989, +6.53%
Worst quarter:  1st quarter 1994, -1.77%


                                    1 Year   5 Years   10 Years
Stein Roe Mortgage Securities
  Fund, Variable Series             6.80%     6.79%     8.23%

Lehman Mortgage-Backed
  Securities Index*                 6.96%     7.23%     9.13%
________
*The Lehman Mortgage-Backed Securities Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Money Market Fund, Variable Series, seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar weighted portfolio maturity of 90 days or less, and buy only high-quality dollar-denominated obligations. The Fund invests in the following types of money market securities:

* Securities issued or guaranteed by the U.S. government or by its agencies.
* Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches.
* Commercial paper of domestic or foreign issuers, including variable rate demand notes.
* Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Repurchase agreements.
* Other high-quality short-term obligations.

Under normal market conditions the Fund invests at least 25 percent of its total assets in securities of issuers in the financial services industry.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

The Fund has maintained its NAV at $1.00 per share since inception and will continue to try to do so. There can be no assurance that the Fund will succeed.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Market risk includes interest rate risk, which is the risk of a decline or increase in the price of a money market security when interest rates increase or decline. In general, if interest rates rise, prices fall; and if interest rates fall, prices rise. Interest rate risk is generally greater for securities with longer maturities. In addition, the Fund is subject to credit risk. If a security's credit rating is downgraded, the Fund's income level or share price could be reduced. Foreign securities held by the Fund are also subject to the risks associated with foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes, or other restrictions on the payment of principal and interest.

Because of the Fund's policy of investing at least 25 percent of its assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than competing funds by changes affecting that industry.

PERFORMANCE HISTORY
-----------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The chart is intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns

                    YEAR-BY-YEAR TOTAL RETURNS
10.00
 8.00   9.07
 6.00         7.89
 4.00               5.79                    5.62  5.01  5.18  5.17
 2.00                     3.48  2.70  3.81
 0.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Money Market Fund


Best quarter:  2nd quarter 1989, +2.36%
Worst quarter: 3rd quarter 1993, +0.67%


The seven-day current yield for Money Market Fund for the period ended Dec. 31, 1998 was 4.72%.

                     OTHER INVESTMENTS AND RISKS

Each Fund's primary investment strategies and risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them.
In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Funds' Statement of Additional Information (SAI), which you may obtain free of charge (see back cover).

The Funds' portfolio managers generally make decisions on buying and selling portfolio investments based upon their judgment that the decision will improve a Fund's investment return and further its investment goal. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

Portfolio Turnover

The Funds do not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover increases transaction expenses, which reduce a Fund's return.

Temporary Defensive Positions

When Stein Roe believes that a temporary defensive position is necessary, a Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. A Fund may not achieve its investment objective if it takes a defensive position.

Market Capitalization

In this prospectus, for the Funds that invest in stocks, we refer to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). We follow this convention in this prospectus.

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.

                 TRUST MANAGEMENT ORGANIZATIONS

                          The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

         The Adviser:  Stein Roe & Farnham Incorporated

Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Funds. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees, at the following annual rates of the average daily net assets of the specified Fund:

    Stein Roe Balanced Fund, Variable Series              0.60%
    Stein Roe Growth Stock Fund, Variable Series          0.65%
    Stein Roe Special Venture Fund, Variable Series       0.65%
    Stein Roe Mortgage Securities Fund, Variable Series   0.55%
    Stein Roe Money Market Fund, Variable Series          0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                         Portfolio Managers


Stein Roe Balanced Fund, Variable Series. Harvey B. Hirschhorn has been portfolio manager of Balanced Fund since 1996. He joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist.

Stein Roe Growth Stock Fund, Variable Series. Erik P. Gustafson is portfolio manager of Growth Stock Fund and has managed Stein Roe Growth Stock Fund and Stein Roe Young Investor Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president.


Stein Roe Special Venture Fund, Variable Series. The portfolio managers for Special Venture Fund are William M. Garrison and Steven M. Salopek, who have managed the Fund since October 1998. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. Prior to joining Stein Roe, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.


Stein Roe Mortgage Securities Fund, Variable Series. William M. Wadden IV has been portfolio manager of the Mortgage Securities Fund since March 1998. Mr. Wadden has been a senior vice president of Stein Roe since 1995. From 1993 to 1995, he was an executive vice president of CSZ Asset Management, Inc.


Stein Roe Money Market Fund, Variable Series. Jane M. Naeseth has been portfolio manager of Money Market Fund since its inception. She has managed Stein Roe Cash Reserves Fund since 1980. Ms. Naeseth is a senior vice president of Stein Roe, which she joined in 1977.

YEAR 2000 COMPLIANCE
-----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Funds' service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Funds will not be adversely affected.

                         FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the Funds' financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.


                             Stein Roe Balanced Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $16.81    $16.28    $14.08    $12.18    $13.11
                                          ------    ------    ------     -----    ------
Net investment income                       0.48      0.53      0.57      0.48      0.51
Net realized and unrealized gains
  (losses) on investments                   1.48      1.96      1.63      2.61     (0.93)
                                          ------    ------    ------     -----    ------
Total from investment operations            1.96      2.49      2.20      3.09     (0.42)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.51)    (0.56)        -     (0.48)    (0.51)
Distributions from net realized gains
  on investments                           (1.12)    (1.40)        -     (0.71)        -
                                          ------    ------    ------     -----    ------
Total distributions                        (1.63)    (1.96)        -     (1.19)    (0.51)
Net asset value, end of year              $17.14    $16.81    $16.28    $14.08    $12.18
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    12.54%    16.82%    15.63%    25.43%    (3.19)%
Ratios/supplemental data
Net assets, end of year (000s)          $361,823  $325,033  $299,184  $277,014  $196,278
Ratio of expenses to average net assets     0.65%     0.66%     0.67%     0.66%     0.68%
Ratio of net investment income to
  average net assets                        3.00%     3.18%     3.68%     3.12%     4.01%
Portfolio turnover ratio (a)                  61%       44%       76%       66%       71%

______
(a) Portfolio turnover includes dollar roll transactions.

                           Stein Roe Growth Stock Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $36.13    $28.61    $23.59    $18.11    $20.65
                                          ------    ------    ------     -----    ------
Net investment income                       0.08      0.10      0.13      0.15      0.15
Net realized and unrealized gains
  (losses) on investments                   9.54      8.84      4.89      6.68     (1.46)
                                          ------    ------    ------     -----    ------
Total from investment operations            9.62      8.94      5.02      6.83     (1.31)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.10)    (0.12)        -     (0.15)    (0.17)
Distributions from net realized gains
  on investments                           (2.12)    (1.30)        -     (1.20)    (1.06)
                                          ------    ------    ------     -----    ------
Total distributions                        (2.22)    (1.42)        -     (1.35)    (1.23)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $43.53    $36.13    $28.61    $23.59    $18.11
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    27.91%    32.28%    21.28%    37.73%    (6.35)%
Ratios/supplemental data
Net assets, end of year (000s)          $271,584  $213,399  $161,879  $136,834   $98,733
Ratio of expenses to average net assets     0.70%     0.71%     0.73%     0.74%     0.77%
Ratio of net investment income to
  average net assets                        0.21%     0.32%     0.49%     0.72%     0.75%
Portfolio turnover ratio                      40%       28%       35%       41%       72%

                           Stein Roe Special Venture Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $18.00    $20.73    $16.33    $14.74    $16.53
                                          ------    ------    ------     -----    ------
Net investment income (loss)               (0.04)     0.01      0.04      0.04      0.06
Net realized and unrealized gains
  (losses) on investments                  (2.77)     1.25      4.36      1.69      0.09
                                          ------    ------    ------     -----    ------
Total from investment operations           (2.81)     1.26      4.40      1.73      0.15
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income           -     (0.03)        -     (0.04)    (0.07)
Distributions from net realized gains
  on investments                           (1.57)    (3.96)        -     (0.10)    (1.87)
                                          ------    ------    ------     -----    ------
Total distributions                        (1.57)    (3.99)        -     (0.14)    (1.94)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $13.62    $18.00    $20.73    $16.33    $14.74
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                   (17.30)%    7.81%    26.94%    11.75%     1.19%(b)
Ratios/supplemental data
Net assets, end of year (000s)          $131,929  $200,590  $196,219  $143,248  $134,078
Ratio of expenses to average net assets     0.75%     0.73%     0.75%     0.76%     0.80%(a)
Ratio of net investment income (loss)
  to average net assets                    (0.22)%    0.04%     0.20%     0.26%     0.44%(b)
Portfolio turnover ratio                     103%       93%      100%      132%      144%

___________
(a) These ratios were not materially affected by the reimbursement of certain expenses by Stein Roe.
(b) Computed giving effect to Stein Roe's expense limitation undertaking.

                      Stein Roe Mortgage Securities Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996        1995      1994
                                          ------    ------    ------      ------    ------
Per share operating performance:
Net asset value, beginning of year        $10.73    $9.84     $10.16      $9.28     $10.17
                                          ------    ------    ------      ------    ------
Net investment income                       0.55     0.68       0.78       0.57       0.73
Net realized and unrealized gains
  (losses) on investments                   0.14     0.21      (0.30)      0.89      (0.89)
                                          ------    ------    ------      ------    ------
Total from investment operations            0.69     0.89       0.48       1.46      (0.16)
                                          ------    ------    ------      ------    ------
Less distributions:
Dividends from net investment income       (0.63)       -      (0.80)     (0.58)     (0.73)
Distributions from net realized gains
  on investments                               -        -          -          -          -
Total distributions                        (0.63)       -      (0.80)     (0.58)     (0.73)
                                          ------    ------    ------      ------    ------
Net asset value, end of year              $10.79   $10.73      $9.84     $10.16      $9.28
                                          ======   ======      =====     ======      =====
Total return:
Total investment return                     6.80%    9.04%      4.70%     15.74%     (1.57)%(b)
Ratios/supplemental data
Net assets, end of year (000s)           $96,693  $77,173    $76,009   $101,778    $72,420
Ratio of expenses to average net assets     0.70%    0.70%      0.70%(a)   0.69%      0.70%(a)
Ratio of net investment income to
  average net assets                        5.91%    6.59%      6.71%(b)   6.76%      6.71%(b)
Portfolio turnover ratio (c)                   8%      29%        72%       112%       241%

________
(a) If the Fund had paid all of its expenses and there had been no reimbursement from Stein Roe, this ratio would have been 0.72% and 0.71% for the years ended Dec. 31, 1996 and 1994, respectively.
(b) Computed giving effect to Stein Roe's expense limitation undertaking.
(c) Portfolio turnover includes dollar roll transactions.

                           Stein Roe Money Market Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $1.000    $1.000    $1.000    $1.000    $1.000
                                          ------    ------    ------     -----    ------
Net investment income                      0.050     0.050     0.049     0.055     0.037
                                          ------    ------    ------     -----    ------
Less distributions:
Distributions from net investment income  (0.050)   (0.050)   (0.049)   (0.055)   (0.037)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $1.000    $1.000    $1.000    $1.000    $1.000
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                     5.17%     5.18%     5.01%     5.62%     3.81%
Ratios/supplemental data
Net assets, end of period (000s)        $101,340   $67,137   $65,461   $64,992   $78,698
Ratio of net expenses to average net
  assets                                    0.62%     0.65%     0.65%     0.63%     0.62%
Ratio of net investment income to
  average net assets                        4.99%     5.05%     4.90%     5.48%     3.73%

                     SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How a Fund's Share Price is Determined


Each Fund's share price is its NAV next determined. NAV is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.


Money Market Fund. The valuation of the Money Market Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its NAV at $1.00 per share. The extent of any deviation between the Fund's NAV based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

Other Funds. To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions


Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of Money Market Fund at the NAV per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

                    FOR MORE INFORMATION

Adviser:   Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over the last fiscal year.

You may wish to read the Funds' Statement of Additional
Information (SAI) for more information on a Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Funds by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330


Investment Company Act file number:  811-05199

                         STEINROE VARIABLE
                         INVESTMENT TRUST
                            PROSPECTUS

                           May 1, 1999

               * Stein Roe Balanced Fund, Variable Series

                             * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                             * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                             * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


            NOT FDIC-INSURED      MAY LOSE VALUE
                                  NO BANK GUARANTEE

                   TABLE OF CONTENTS


THE TRUST...........................................2

THE FUND............................................3
    Investment Goals................................3
    Primary Investment Strategies...................3
    Primary Investment Risks........................3
    Performance History.............................4

OTHER INVESTMENTS AND RISKS.........................5

TRUST MANAGEMENT ORGANIZATIONS......................6
    The Trustees....................................6
    The Adviser: Stein Roe & Farnham Incorporated...6
    Portfolio Manager...............................6
    Year 2000 Compliance............................6

FINANCIAL HIGHLIGHTS................................7

SHAREHOLDER INFORMATION.............................8




                          THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about Stein Roe Balanced Fund, Variable Series. Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE BALANCED FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Balanced Fund, Variable Series, seeks high total investment return.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------

The Fund allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Fund invests primarily in well-established companies that have large market capitalizations. The portfolio manager may invest in a company because it has a history of steady to improving sales or earnings growth that the portfolio manager believes can be sustained. He also may invest in a company because he believes its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25 percent of its assets in foreign stocks.

The Fund also invests at least 25 percent of its assets in bonds. The Fund purchases bonds that are "investment grade"-that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio manager believes that the securities are investment grade quality. To select debt securities for the Fund, the portfolio manager considers a bond's expected income together with its potential for price gains or losses.


The portfolio manager sets the Fund's asset allocation between stocks, bonds and cash based upon recommendations of Stein Roe's investment committee. The committee makes its recommendations based upon economic, market and other factors that affect investment opportunities.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks and bonds, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks and bonds. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Debt Securities

The Fund's investments in debt securities, generally bonds, expose the Fund to interest rate risk. Interest rate risk is the risk of a decline in the price of a bond when interest rates increase. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.
Interest rate risk is generally greater for bonds having longer maturities.

Because the Fund may invest in fixed-income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal This could result in decreases in the price of the security.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns

YEAR-BY-YEAR TOTAL RETURNS
30.00
25.00             27.93                    25.43
20.00  22.38
15.00                                           15.63  16.82 12.54
10.00
 5.00                   7.53   9.29
 0.00
-5.00       -0.69                   -3.19
      1989  1990  1991  1992   1993  1994  1995  1996  1997  1998
[ ] Balanced Fund


Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1990, -10.04%

                                      1 Year   5 Years   10 Years
Stein Roe Balanced Fund, Variable
   Series                             12.54%    13.05%    12.94%

S&P 500 Index*                        28.60%    24.05%    19.19%

--------
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.



                     OTHER INVESTMENTS AND RISKS

The Fund's primary investment strategies and risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Fund's Statement of Additional Information
(SAI), which you may obtain free of charge (see back cover).

The Fund's portfolio manager generally makes decisions on buying and selling portfolio investments based upon his judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio manager may also be required to sell portfolio investments to fund redemptions.

Portfolio Turnover

The Fund does not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover increases transaction expenses, which reduce the Fund's return.

Temporary Defensive Positions

When Stein Roe believes that a temporary defensive position is necessary, the Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a defensive position.

Market Capitalization

In this prospectus we refer to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). We follow this convention in this prospectus.

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.



                    TRUST MANAGEMENT ORGANIZATIONS

                           The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

             The Adviser:  Stein Roe & Farnham Incorporated


Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees of 0.60 percent of the average daily net assets of the Fund.


Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                       Portfolio Manager


Harvey B. Hirschhorn has been portfolio manager of the Fund since
1996. He joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist.


YEAR 2000 COMPLIANCE
-----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Fund will not be adversely affected.



                       FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the Fund's financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.


                             Stein Roe Balanced Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $16.81    $16.28    $14.08    $12.18    $13.11
                                          ------    ------    ------     -----    ------
Net investment income                       0.48      0.53      0.57      0.48      0.51
Net realized and unrealized gains
  (losses) on investments                   1.48      1.96      1.63      2.61     (0.93)
                                          ------    ------    ------     -----    ------
Total from investment operations            1.96      2.49      2.20      3.09     (0.42)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.51)    (0.56)        -     (0.48)    (0.51)
Distributions from net realized gains
  on investments                           (1.12)    (1.40)        -     (0.71)        -
                                          ------    ------    ------     -----    ------
Total distributions                        (1.63)    (1.96)        -     (1.19)    (0.51)
Net asset value, end of year              $17.14    $16.81    $16.28    $14.08    $12.18
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    12.54%    16.82%    15.63%    25.43%    (3.19)%
Ratios/supplemental data
Net assets, end of year (000s)          $361,823  $325,033  $299,184  $277,014  $196,278
Ratio of expenses to average net assets     0.65%     0.66%     0.67%     0.66%     0.68%
Ratio of net investment income to
  average net assets                        3.00%     3.18%     3.68%     3.12%     4.01%
Portfolio turnover ratio (a)                  61%       44%       76%       66%       71%

______
(a) Portfolio turnover includes dollar roll transactions.


                    SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How the Fund's Share Price is Determined


The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.


To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions


The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

FOR MORE INFORMATION

Adviser:  Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over the last fiscal year.

You may wish to read the Fund's Statement of Additional
Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Fund by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330


Investment Company Act file number:  811-05199

                        STEINROE VARIABLE
                        INVESTMENT TRUST
                           PROSPECTUS

                          May 1, 1999

           * Stein Roe Growth Stock Fund, Variable Series

                           * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                           * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                           * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



              NOT FDIC-INSURED       MAY LOSE VALUE
                                     NO BANK GUARANTEE

                       TABLE OF CONTENTS


THE TRUST.............................................2

THE FUND..............................................3
    Investment Goals..................................3
    Primary Investment Strategies.....................3
    Primary Investment Risks..........................3
    Performance History...............................3

OTHER INVESTMENTS AND RISKS...........................4

TRUST MANAGEMENT ORGANIZATIONS........................5
    The Trustees......................................5
    The Adviser: Stein Roe & Farnham
Incorporated..........................................5
    Portfolio Manager.................................6
    Year 2000 Compliance..............................6

FINANCIAL HIGHLIGHTS..................................7

SHAREHOLDER INFORMATION...............................7





                             THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about Stein Roe Growth Stock Fund, Variable Series. Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth of capital.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
The Fund invests primarily in the common stocks of companies with large market capitalizations. The Fund emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25 percent of its assets in foreign stocks. To select investments for the Fund, the portfolio manager considers companies that he believes will generate earnings growth over the long term regardless of the economic environment.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

PERFORMANCE HISTORY
-----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns
                       YEAR-BY-YEAR TOTAL RETURNS
60.00
50.00
40.00             48.03
30.00 31.30                                37.73      32.28
20.00                                           21.28        27.91
10.00
 0.00                   6.63  4.97
-10.00      -1.65                   -6.35
      1989  1990  1991  1992  1993  1994  1995  1996   1997   1998
[ ] Growth Stock Fund


Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  3rd quarter 1990, -17.42%


                                1 Year   5 years   10 Years
Stein Roe Growth Stock Fund,
  Variable Series               27.91%    21.49%   18.94%

S&P 500 Index*                  28.60%    24.05%   19.19%

________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.



                      OTHER INVESTMENTS AND RISKS

The Fund's primary investment strategies and risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Fund's Statement of Additional Information
(SAI), which you may obtain free of charge (see back cover).

The Fund's portfolio manager generally makes decisions on buying and selling portfolio investments based upon his judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio manager may also be required to sell portfolio investments to fund redemptions.

Portfolio Turnover

The Fund does not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover increases transaction expenses, which reduce the Fund's return.

Temporary Defensive Positions

When Stein Roe believes that a temporary defensive position is necessary, the Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a defensive position.

Market Capitalization

In this prospectus we refer to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). We follow this convention in this prospectus.

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.



                 TRUST MANAGEMENT ORGANIZATIONS

                          The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

          The Adviser:  Stein Roe & Farnham Incorporated


Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees of 0.65 percent of the average daily net assets of the Fund.


Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                         Portfolio Manager


Erik P. Gustafson is portfolio manager of the Fund and has managed Stein Roe Growth Stock Fund and Stein Roe Young Investor Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president.


YEAR 2000 COMPLIANCE
----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Fund will not be adversely affected.

                          FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the Fund's financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.


                           Stein Roe Growth Stock Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $36.13    $28.61    $23.59    $18.11    $20.65
                                          ------    ------    ------     -----    ------
Net investment income                       0.08      0.10      0.13      0.15      0.15
Net realized and unrealized gains
  (losses) on investments                   9.54      8.84      4.89      6.68     (1.46)
                                          ------    ------    ------     -----    ------
Total from investment operations            9.62      8.94      5.02      6.83     (1.31)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.10)    (0.12)        -     (0.15)    (0.17)
Distributions from net realized gains
  on investments                           (2.12)    (1.30)        -     (1.20)    (1.06)
                                          ------    ------    ------     -----    ------
Total distributions                        (2.22)    (1.42)        -     (1.35)    (1.23)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $43.53    $36.13    $28.61    $23.59    $18.11
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    27.91%    32.28%    21.28%    37.73%    (6.35)%
Ratios/supplemental data
Net assets, end of year (000s)          $271,584  $213,399  $161,879  $136,834   $98,733
Ratio of expenses to average net assets     0.70%     0.71%     0.73%     0.74%     0.77%
Ratio of net investment income to
  average net assets                        0.21%     0.32%     0.49%     0.72%     0.75%
Portfolio turnover ratio                      40%       28%       35%       41%       72%



                        SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How the Fund's Share Price is Determined


The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.


To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions


The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

FOR MORE INFORMATION

Adviser:  Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over the last fiscal year.

You may wish to read the Fund's Statement of Additional
Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Fund by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330


Investment Company Act file number:  811-05199

                          STEINROE VARIABLE
                          INVESTMENT TRUST
                             PROSPECTUS

                             May 1, 1999

             * Stein Roe Special Venture Fund, Variable Series

                              * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                              * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                              * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


       NOT FDIC-INSURED         MAY LOSE VALUE
                                NO BANK GUARANTEE

                  TABLE OF CONTENTS


THE TRUST............................................2

THE FUND.............................................3
    Investment Goals.................................3
    Primary Investment Strategies....................3
    Primary Investment Risks.........................3
    Performance History..............................3

OTHER INVESTMENTS AND RISKS..........................4

TRUST MANAGEMENT ORGANIZATIONS.......................5
    The Trustees.....................................5
    The Adviser: Stein Roe & Farnham Incorporated....5
    Portfolio Managers...............................6
    Year 2000 Compliance.............................6

FINANCIAL HIGHLIGHTS.................................7

SHAREHOLDER INFORMATION..............................7




                            THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about Stein Roe Special Venture Fund, Variable Series. Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES
----------------------------------------------------------------

Stein Roe Special Venture Fund, Variable Series, seeks long-term growth of capital.


PRIMARY INVESTMENT STRATEGIES
----------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65 percent of its assets in common stocks of companies with small market capitalizations. The Fund invests in new issuers during periods when new issues are being brought to market. The Fund also invests in midcap companies. The Fund invests in companies that compete within large and growing markets and that appear to have the ability to grow their market share. To find companies with these growth characteristics, the portfolio managers seek out companies that are-or, in the portfolio managers' judgment, have the potential to be-a market share leader within their respective industry. They also look for companies with strong management teams that participate in the ownership of the companies.

PRIMARY INVESTMENT RISKS
----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Investments in stocks of small and midsized companies can be riskier than investments in larger companies. Small and midsized companies often have limited product lines, operating histories, markets, or financial resources. They may depend heavily on a small management group. Small companies in particular are more likely to fail or prove unable to grow. Small and midsized companies may trade less frequently, in smaller volumes, and fluctuate more sharply in price than larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

PERFORMANCE HISTORY
----------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the Russell 2000 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


Calendar-Year Total Returns
                       YEAR-BY-YEAR TOTAL RETURNS
 40.00
 30.00  30.84       37.25       35.68
 20.00                                            26.94
 10.00                   14.48             11.75
 0.00                                 1.19             7.81
-10.00        -8.91
-20.00                                                      -17.30
-30.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Special Venture Fund


Best quarter:  1st quarter 1991, +21.62%
Worst quarter:  3rd quarter 1990, -21.18%


                                   1 Year   5 Years   10 Years
Stein Roe Special Venture Fund,
  Variable Series                  -17.30%    5.06%    12.52%

Russell 2000 Index*                 -2.55%   11.87%    12.92%

________
*The Russell 2000 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.



                    OTHER INVESTMENTS AND RISKS

The Fund's primary investment strategies and risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Fund's Statement of Additional Information
(SAI), which you may obtain free of charge (see back cover).

The Fund's portfolio managers generally make decisions on buying and selling portfolio investments based upon their judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

Portfolio Turnover

The Fund does not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover increases transaction expenses, which reduce the Fund's return.

Temporary Defensive Positions

When Stein Roe believes that a temporary defensive position is necessary, the Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a defensive position.

Market Capitalization

In this prospectus we refer to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). We follow this convention in this prospectus.

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.



                     TRUST MANAGEMENT ORGANIZATIONS

                              The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

               The Adviser:  Stein Roe & Farnham Incorporated


Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees of 0.65 percent of the average daily net assets of the Fund.


Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                        Portfolio Managers

The portfolio managers for the Fund are William M. Garrison and Steven M. Salopek, who have managed the Fund since October 1998. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. Prior to joining Stein Roe, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.

YEAR 2000 COMPLIANCE
-----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Fund will not be adversely affected.

                         FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the Fund's financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.


                           Stein Roe Special Venture Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $18.00    $20.73    $16.33    $14.74    $16.53
                                          ------    ------    ------     -----    ------
Net investment income (loss)               (0.04)     0.01      0.04      0.04      0.06
Net realized and unrealized gains
  (losses) on investments                  (2.77)     1.25      4.36      1.69      0.09
                                          ------    ------    ------     -----    ------
Total from investment operations           (2.81)     1.26      4.40      1.73      0.15
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income           -     (0.03)        -     (0.04)    (0.07)
Distributions from net realized gains
  on investments                           (1.57)    (3.96)        -     (0.10)    (1.87)
                                          ------    ------    ------     -----    ------
Total distributions                        (1.57)    (3.99)        -     (0.14)    (1.94)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $13.62    $18.00    $20.73    $16.33    $14.74
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                   (17.30)%    7.81%    26.94%    11.75%     1.19%(b)
Ratios/supplemental data
Net assets, end of year (000s)          $131,929  $200,590  $196,219  $143,248  $134,078
Ratio of expenses to average net assets     0.75%     0.73%     0.75%     0.76%     0.80%(a)
Ratio of net investment income (loss)
  to average net assets                    (0.22)%    0.04%     0.20%     0.26%     0.44%(b)
Portfolio turnover ratio                     103%       93%      100%      132%      144%

___________
(a) These ratios were not materially affected by the reimbursement of certain expenses by Stein Roe.
(b) Computed giving effect to Stein Roe's expense limitation undertaking.



                       SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How the Fund's Share Price is Determined


The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.


To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price.

We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions


The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

FOR MORE INFORMATION

Adviser:  Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over the last fiscal year.

You may wish to read the Fund's Statement of Additional
Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Fund by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330


Investment Company Act file number:  811-05199

                        STEINROE VARIABLE
                        INVESTMENT TRUST
                           PROSPECTUS

                          May 1, 1999

        * Stein Roe Money Market Fund, Variable Series

                            * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                            * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                            * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


      NOT FDIC-INSURED         MAY LOSE VALUE
                               NO BANK GUARANTEE

                   TABLE OF CONTENTS


THE TRUST...........................................2

THE FUND............................................3
    Investment Goals................................3
    Primary Investment Strategies...................3
    Primary Investment Risks........................3
    Performance History.............................4

OTHER INVESTMENTS AND RISKS.........................5

TRUST MANAGEMENT ORGANIZATIONS......................5
    The Trustees....................................5
    The Adviser: Stein Roe & Farnham Incorporated...5
    Portfolio Manager...............................5
    Year 2000 Compliance............................5

FINANCIAL HIGHLIGHTS................................6

SHAREHOLDER INFORMATION.............................6




                           THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about Stein Roe Money Market Fund, Variable Series. Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
-----------------------------------------------------------------

Stein Roe Money Market Fund, Variable Series, seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRIMARY INVESTMENT STRATEGIES
-----------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar weighted portfolio maturity of 90 days or less, and buy only high-quality dollar-denominated obligations. The Fund invests in the following types of money market securities:

* Securities issued or guaranteed by the U.S. government or by its agencies.
* Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches.
* Commercial paper of domestic or foreign issuers, including variable rate demand notes.
* Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Repurchase agreements.
* Other high-quality short-term obligations.

Under normal market conditions the Fund invests at least 25 percent of its total assets in securities of issuers in the financial services industry.

PRIMARY INVESTMENT RISKS
-----------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

The Fund has maintained its NAV at $1.00 per share since inception and will continue to try to do so. There can be no assurance that the Fund will succeed.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Market risk includes interest rate risk, which is the risk of a decline or increase in the price of a money market security when interest rates increase or decline. In general, if interest rates rise, prices fall; and if interest rates fall, prices rise. Interest rate risk is generally greater for securities with longer maturities. In addition, the Fund is subject to credit risk. If a security's credit rating is downgraded, the Fund's income level or share price could be reduced. Foreign securities held by the Fund are also subject to the risks associated with foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes, or other restrictions on the payment of principal and interest.

Because of the Fund's policy of investing at least 25 percent of its assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than competing funds by changes affecting that industry.

PERFORMANCE HISTORY
-----------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The chart is intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns
                    YEAR-BY-YEAR TOTAL RETURNS
10.00
 8.00   9.07
 6.00         7.89
 4.00               5.79                    5.62  5.01  5.18  5.17
 2.00                     3.48  2.70  3.81
 0.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Money Market Fund


Best quarter:  2nd quarter 1989, +2.36%
Worst quarter:  3rd quarter 1993, +0.67%


The seven-day current yield for Money Market Fund for the period ended Dec. 31, 1998 was 4.72%.

                     OTHER INVESTMENTS AND RISKS


The Fund's primary investment strategies and risks are described above. In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Fund's Statement of Additional Information (SAI), which you may obtain free of charge (see back cover).


The Fund's portfolio manager generally makes decisions on buying and selling portfolio investments based upon her judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio manager may also be required to sell portfolio investments to fund redemptions.



                   TRUST MANAGEMENT ORGANIZATIONS

                           The Trustees

The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

           The Adviser:  Stein Roe & Farnham Incorporated

Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees of 0.50 percent of the average daily net assets of the Fund.

Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

                         Portfolio Manager

Jane M. Naeseth has been portfolio manager of the Fund since its inception. She has managed Stein Roe Cash Reserves Fund since
1980. Ms. Naeseth is a senior vice president of Stein Roe, which she joined in 1977.

YEAR 2000 COMPLIANCE
-----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Fund will not be adversely affected.



                        FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the Fund's financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.


                           Stein Roe Money Market Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $1.000    $1.000    $1.000    $1.000    $1.000
                                          ------    ------    ------     -----    ------
Net investment income                      0.050     0.050     0.049     0.055     0.037
                                          ------    ------    ------     -----    ------
Less distributions:
Distributions from net investment income  (0.050)   (0.050)   (0.049)   (0.055)   (0.037)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $1.000    $1.000    $1.000    $1.000    $1.000
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                     5.17%     5.18%     5.01%     5.62%     3.81%
Ratios/supplemental data
Net assets, end of period (000s)        $101,340   $67,137   $65,461   $64,992   $78,698
Ratio of net expenses to average net
  assets                                    0.62%     0.65%     0.65%     0.63%     0.62%
Ratio of net investment income to
  average net assets                        4.99%     5.05%     4.90%     5.48%     3.73%



                       SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How the Fund's Share Price is Determined


The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.


The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its NAV at $1.00 per share. The extent of any deviation between the Fund's NAV based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

The Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions


The Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including the investment advisory and administrative fees). Dividends are declared daily and are reinvested monthly in shares of the Fund at the NAV per share of $1.00. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

FOR MORE INFORMATION

Adviser:  Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over the last fiscal year.

You may wish to read the Fund's Statement of Additional
Information (SAI) for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Fund by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330



Investment Company Act file number:  811-05199

                         STEINROE VARIABLE
                         INVESTMENT TRUST
                            PROSPECTUS

                            May 1, 1999


* Stein Roe Balanced Fund, Variable Series
* Stein Roe Growth Stock Fund, Variable Series
* Stein Roe Special Venture Fund, Variable Series
* Stein Roe Money Market Fund, Variable Series

                             * * * *

Trust shares available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                             * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy.
Retain both prospectuses for future reference.

                             * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


          NOT FDIC-INSURED       MAY LOSE VALUE
                                 NO BANK GUARANTEE

THE TRUST...................................................

THE FUNDS...................................................
  Each Fund section contains the following information specific to that Fund: investment goals, primary investment strategies, primary investment risks, and performance history
    Stein Roe Balanced Fund, Variable Series................
    Stein Roe Growth Stock Fund, Variable Series............
    Stein Roe Special Venture Fund, Variable Series.........
    Stein Roe Money Market Fund, Variable Series............

OTHER INVESTMENTS AND RISKS.................................

TRUST MANAGEMENT ORGANIZATIONS..............................
    The Trustees............................................
    The Adviser: Stein Roe & Farnham Incorporated...........
    Portfolio Managers......................................
    Year 2000 Compliance....................................

FINANCIAL HIGHLIGHTS........................................

SHAREHOLDER INFORMATION.....................................

                             THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about the following Funds in the Trust:

* Stein Roe Balanced Fund, Variable Series
* Stein Roe Growth Stock Fund, Variable Series
* Stein Roe Special Venture Fund, Variable Series
* Stein Roe Money Market Fund, Variable Series

Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.

INVESTMENT GOALS-STEIN ROE BALANCED FUND, VARIABLE SERIES
------------------------------------------------------------
Stein Roe Balanced Fund, Variable Series, seeks high total investment return.

PRIMARY INVESTMENT STRATEGIES
------------------------------------------------------------
The Fund allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Fund invests primarily in well-established companies that have large market capitalizations. The portfolio manager may invest in a company because it has a history of steady to improving sales or earnings growth that the portfolio manager believes can be sustained. He also may invest in a company because he believes its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25 percent of its assets in foreign stocks.

The Fund also invests at least 25 percent of its assets in bonds. The Fund purchases bonds that are "investment grade"-that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio manager believes that the securities are investment grade quality. To select debt securities for the Fund, the portfolio manager considers a bond's expected income together with its potential for price gains or losses.

The portfolio manager sets the Fund's asset allocation between stocks, bonds and cash based upon recommendations of Stein Roe's investment committee. The committee makes its recommendations based upon economic, market and other factors that affect investment opportunities.

PRIMARY INVESTMENT RISKS
------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks and bonds, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks and bonds. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

Debt Securities

The Fund's investments in debt securities, generally bonds, expose the Fund to interest rate risk. Interest rate risk is the risk of a decline in the price of a bond when interest rates increase. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.
Interest rate risk is generally greater for bonds having longer maturities.

Because the Fund may invest in fixed-income securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal This could result in decreases in the price of the security.

PERFORMANCE HISTORY
------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns

                       YEAR-BY-YEAR TOTAL RETURNS
30.00
25.00             27.93                    25.43
20.00  22.38
15.00                                           15.63  16.82 12.54
10.00
 5.00                   7.53   9.29
 0.00
-5.00       -0.69                   -3.19
      1989  1990  1991  1992   1993  1994  1995  1996  1997  1998
[ ] Balanced Fund

Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1990, -10.04%

                                      1 Year   5 Years   10 Years
Stein Roe Balanced Fund, Variable
   Series                             12.54%    13.05%    12.94%
S&P 500 Index*                        28.60%    24.05%    19.19%
________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
------------------------------------------------------------
Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
------------------------------------------------------------
The Fund invests primarily in the common stocks of companies with large market capitalizations. The Fund emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25 percent of its assets in foreign stocks. To select investments for the Fund, the portfolio manager considers companies that he believes will generate earnings growth over the long term regardless of the economic environment.

PRIMARY INVESTMENT RISKS
------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Foreign Securities

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

PERFORMANCE HISTORY
------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns
                       YEAR-BY-YEAR TOTAL RETURNS
60.00
50.00
40.00             48.03
30.00 31.30                                37.73      32.28
20.00                                           21.28        27.91
10.00
 0.00                   6.63  4.97
-10.00      -1.65                   -6.35
      1989  1990  1991  1992  1993  1994  1995  1996   1997   1998
[ ] Growth Stock Fund

Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  3rd quarter 1990, -17.42%

                                1 Year   5 years   10 Years
Stein Roe Growth Stock Fund,
  Variable Series               27.91%    21.49%   18.94%
S&P 500 Index*                  28.60%    24.05%   19.19%
________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES
------------------------------------------------------------
Stein Roe Special Venture Fund, Variable Series, seeks long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65 percent of its assets in common stocks of companies with small market capitalizations. The Fund invests in new issuers during periods when new issues are being brought to market. The Fund also invests in midcap companies. The Fund invests in companies that compete within large and growing markets and that appear to have the ability to grow their market share. To find companies with these growth characteristics, the portfolio managers seek out companies that are-or, in the portfolio managers' judgment, have the potential to be-a market share leader within their respective industry. They also look for companies with strong management teams that participate in the ownership of the companies.

PRIMARY INVESTMENT RISKS
------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

Because the Fund invests in stocks, the price of its shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the stocks. In addition, the risks associated with the Fund's investment strategy may cause the Fund's total return or yield to decrease.

Investments in stocks of small and midsized companies can be riskier than investments in larger companies. Small and midsized companies often have limited product lines, operating histories, markets, or financial resources. They may depend heavily on a small management group. Small companies in particular are more likely to fail or prove unable to grow. Small and midsized companies may trade less frequently, in smaller volumes, and fluctuate more sharply in price than larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

PERFORMANCE HISTORY
------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the Russell 2000 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns
                       YEAR-BY-YEAR TOTAL RETURNS
 40.00
 30.00  30.84       37.25       35.68
 20.00                                            26.94
 10.00                   14.48             11.75
 0.00                                 1.19             7.81
-10.00        -8.91
-20.00                                                      -17.30
-30.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Special Venture Fund

Best quarter:  1st quarter 1991, +21.62%
Worst quarter:  3rd quarter 1990, -21.18%

                                   1 Year   5 Years   10 Years
Stein Roe Special Venture Fund,
  Variable Series                  -17.30%    5.06%    12.52%
Russell 2000 Index*                 -2.55%   11.87%    12.92%
________
*The Russell 2000 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.

INVESTMENT GOALS-STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
------------------------------------------------------------
Stein Roe Money Market Fund, Variable Series, seeks high current income, consistent with capital preservation and the maintenance of liquidity.

PRIMARY INVESTMENT STRATEGIES
------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar weighted portfolio maturity of 90 days or less, and buy only high-quality dollar-denominated obligations. The Fund invests in the following types of money market securities:

* Securities issued or guaranteed by the U.S. government or by its agencies.
* Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches.
* Commercial paper of domestic or foreign issuers, including variable rate demand notes.
* Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
* Repurchase agreements.
* Other high-quality short-term obligations.

Under normal market conditions the Fund invests at least 25 percent of its total assets in securities of issuers in the financial services industry.

PRIMARY INVESTMENT RISKS
------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which has issued the security.

The Fund has maintained its NAV at $1.00 per share since inception and will continue to try to do so. There can be no assurance that the Fund will succeed.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Market risk includes interest rate risk, which is the risk of a decline or increase in the price of a money market security when interest rates increase or decline. In general, if interest rates rise, prices fall; and if interest rates fall, prices rise. Interest rate risk is generally greater for securities with longer maturities. In addition, the Fund is subject to credit risk. If a security's credit rating is downgraded, the Fund's income level or share price could be reduced. Foreign securities held by the Fund are also subject to the risks associated with foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes, or other restrictions on the payment of principal and interest.

Because of the Fund's policy of investing at least 25 percent of its assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than competing funds by changes affecting that industry.

PERFORMANCE HISTORY
------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's total calendar-year returns. The chart is intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

Calendar-Year Total Returns
                    YEAR-BY-YEAR TOTAL RETURNS
10.00
 8.00   9.07
 6.00         7.89
 4.00               5.79                    5.62  5.01  5.18  5.17
 2.00                     3.48  2.70  3.81
 0.00
        1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[ ] Money Market Fund

Best quarter:  2nd quarter 1989, +2.36%
Worst quarter: 3rd quarter 1993, +0.67%

The seven-day current yield for Money Market Fund for the period ended Dec. 31, 1998 was 4.72%.

                   OTHER INVESTMENTS AND RISKS

Each Fund's primary investment strategies and risks are described above in its individual description. This section describes other investments a Fund may make and the risks associated with them.
In seeking to achieve its goal, each Fund may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are discussed in the Funds' Statement of Additional Information (SAI), which you may obtain free of charge (see back cover).

The Funds' portfolio managers generally make decisions on buying and selling portfolio investments based upon their judgment that the decision will improve a Fund's investment return and further its investment goal. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

Portfolio Turnover

The Funds do not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover increases transaction expenses, which reduce a Fund's return.

Temporary Defensive Positions

When Stein Roe believes that a temporary defensive position is necessary, a Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. A Fund may not achieve its investment objective if it takes a defensive position.

Market Capitalization

In this prospectus, for the Funds that invest in stocks, we refer to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). We follow this convention in this prospectus.

To sort companies in this manner, we compare a company's capitalization with the capitalization of an appropriate index.
(An index is a statistical composite that measures a group of stocks.) We utilize two indices in grouping stocks: the S&P Mid-
Cap 400 Index and the S&P Small-Cap 600 Index.

We consider a company to be large cap if its market capitalization is at least 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index.

We consider a company to be midcap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Mid-Cap 400 Index and at least 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

We consider a company to be small cap if its market capitalization is less than 90 percent of the weighted market capitalization of the S&P Small-Cap 600 Index.

As of Dec. 31, 1998, large-cap companies had market capitalizations greater than $6.6 billion, midcap companies had market capitalizations between $1.8 and $6.6 billion and small-cap companies had market capitalizations less than $1.8 billion.
These amounts will change as the S&P Mid-Cap 400 and S&P Small-Cap 600 indices change.

                 TRUST MANAGEMENT ORGANIZATIONS

                          The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

           The Adviser:  Stein Roe & Farnham Incorporated

Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Funds. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1998, Stein Roe managed more than $29.7 billion in assets. For the 1998 fiscal year, the Trust paid Stein Roe management fees, at the following annual rates of the average daily net assets of the specified Fund:

    Stein Roe Balanced Fund, Variable Series              0.60%
    Stein Roe Growth Stock Fund, Variable Series          0.65%
    Stein Roe Special Venture Fund, Variable Series       0.65%
    Stein Roe Money Market Fund, Variable Series          0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                       Portfolio Managers

Stein Roe Balanced Fund, Variable Series. Harvey B. Hirschhorn has been portfolio manager of Balanced Fund since 1996. He joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist.

Stein Roe Growth Stock Fund, Variable Series. Erik P. Gustafson is portfolio manager of Growth Stock Fund and has managed Stein Roe Growth Stock Fund and Stein Roe Young Investor Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president.

Stein Roe Special Venture Fund, Variable Series. The portfolio managers for Special Venture Fund are William M. Garrison and Steven M. Salopek, who have managed the Fund since October 1998. Mr. Garrison is a vice president of Stein Roe, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with Stein Roe since 1993. Mr. Salopek is also a vice president of Stein Roe, which he joined in 1996 as an analyst. Prior to joining Stein Roe, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.

Stein Roe Money Market Fund, Variable Series. Jane M. Naeseth has been portfolio manager of Money Market Fund since its inception. She has managed Stein Roe Cash Reserves Fund since 1980. Ms. Naeseth is a senior vice president of Stein Roe, which she joined in 1977.

YEAR 2000 COMPLIANCE
----------------------------------------------------------------
Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Funds, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Funds' service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be made on a timely basis or that services to the Funds will not be adversely affected.

                        FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds' financial information for the last five fiscal years. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables reflects the financial results for a single Fund share. The information has been audited by KPMG LLP, whose report appears in the Trust's annual report which is available upon request. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.

                             Stein Roe Balanced Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $16.81    $16.28    $14.08    $12.18    $13.11
                                          ------    ------    ------     -----    ------
Net investment income                       0.48      0.53      0.57      0.48      0.51
Net realized and unrealized gains
  (losses) on investments                   1.48      1.96      1.63      2.61     (0.93)
                                          ------    ------    ------     -----    ------
Total from investment operations            1.96      2.49      2.20      3.09     (0.42)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.51)    (0.56)        -     (0.48)    (0.51)
Distributions from net realized gains
  on investments                           (1.12)    (1.40)        -     (0.71)        -
                                          ------    ------    ------     -----    ------
Total distributions                        (1.63)    (1.96)        -     (1.19)    (0.51)
Net asset value, end of year              $17.14    $16.81    $16.28    $14.08    $12.18
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    12.54%    16.82%    15.63%    25.43%    (3.19)%
Ratios/supplemental data
Net assets, end of year (000s)          $361,823  $325,033  $299,184  $277,014  $196,278
Ratio of expenses to average net assets     0.65%     0.66%     0.67%     0.66%     0.68%
Ratio of net investment income to
  average net assets                        3.00%     3.18%     3.68%     3.12%     4.01%
Portfolio turnover ratio (a)                  61%       44%       76%       66%       71%

______
(a) Portfolio turnover includes dollar roll transactions.

                           Stein Roe Growth Stock Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $36.13    $28.61    $23.59    $18.11    $20.65
                                          ------    ------    ------     -----    ------
Net investment income                       0.08      0.10      0.13      0.15      0.15
Net realized and unrealized gains
  (losses) on investments                   9.54      8.84      4.89      6.68     (1.46)
                                          ------    ------    ------     -----    ------
Total from investment operations            9.62      8.94      5.02      6.83     (1.31)
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income       (0.10)    (0.12)        -     (0.15)    (0.17)
Distributions from net realized gains
  on investments                           (2.12)    (1.30)        -     (1.20)    (1.06)
                                          ------    ------    ------     -----    ------
Total distributions                        (2.22)    (1.42)        -     (1.35)    (1.23)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $43.53    $36.13    $28.61    $23.59    $18.11
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                    27.91%    32.28%    21.28%    37.73%    (6.35)%
Ratios/supplemental data
Net assets, end of year (000s)          $271,584  $213,399  $161,879  $136,834   $98,733
Ratio of expenses to average net assets     0.70%     0.71%     0.73%     0.74%     0.77%
Ratio of net investment income to
  average net assets                        0.21%     0.32%     0.49%     0.72%     0.75%
Portfolio turnover ratio                      40%       28%       35%       41%       72%

                           Stein Roe Special Venture Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $18.00    $20.73    $16.33    $14.74    $16.53
                                          ------    ------    ------     -----    ------
Net investment income (loss)               (0.04)     0.01      0.04      0.04      0.06
Net realized and unrealized gains
  (losses) on investments                  (2.77)     1.25      4.36      1.69      0.09
                                          ------    ------    ------     -----    ------
Total from investment operations           (2.81)     1.26      4.40      1.73      0.15
                                          ------    ------    ------     -----    ------
Less distributions:
Dividends from net investment income           -     (0.03)        -     (0.04)    (0.07)
Distributions from net realized gains
  on investments                           (1.57)    (3.96)        -     (0.10)    (1.87)
                                          ------    ------    ------     -----    ------
Total distributions                        (1.57)    (3.99)        -     (0.14)    (1.94)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $13.62    $18.00    $20.73    $16.33    $14.74
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                   (17.30)%    7.81%    26.94%    11.75%     1.19%(b)
Ratios/supplemental data
Net assets, end of year (000s)          $131,929  $200,590  $196,219  $143,248  $134,078
Ratio of expenses to average net assets     0.75%     0.73%     0.75%     0.76%     0.80%(a)
Ratio of net investment income (loss)
  to average net assets                    (0.22)%    0.04%     0.20%     0.26%     0.44%(b)
Portfolio turnover ratio                     103%       93%      100%      132%      144%

___________
(a) These ratios were not materially affected by the reimbursement of certain expenses by Stein Roe.
(b) Computed giving effect to Stein Roe's expense limitation undertaking.

                           Stein Roe Money Market Fund, Variable Series
                                                       Years Ended December 31,
                                          -----------------------------------------------
                                           1998      1997      1996      1995      1994
                                          ------    ------    ------     -----    ------
Per share operating performance:
Net asset value, beginning of year        $1.000    $1.000    $1.000    $1.000    $1.000
                                          ------    ------    ------     -----    ------
Net investment income                      0.050     0.050     0.049     0.055     0.037
                                          ------    ------    ------     -----    ------
Less distributions:
Distributions from net investment income  (0.050)   (0.050)   (0.049)   (0.055)   (0.037)
                                          ------    ------    ------     -----    ------
Net asset value, end of year              $1.000    $1.000    $1.000    $1.000    $1.000
                                          ======    ======    ======    ======    ======
Total return:
Total investment return                     5.17%     5.18%     5.01%     5.62%     3.81%
Ratios/supplemental data
Net assets, end of period (000s)        $101,340   $67,137   $65,461   $64,992   $78,698
Ratio of net expenses to average net
  assets                                    0.62%     0.65%     0.65%     0.63%     0.62%
Ratio of net investment income to
  average net assets                        4.99%     5.05%     4.90%     5.48%     3.73%

                        SHAREHOLDER INFORMATION

Purchases and Redemptions

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

How a Fund's Share Price is Determined

Each Fund's share price is its NAV next determined. NAV is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)-normally 4 p.m. New York time.

Money Market Fund. The valuation of the Money Market Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its NAV at $1.00 per share. The extent of any deviation between the Fund's NAV based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

Other Funds. To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

A Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

Dividends and Distributions

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of Money Market Fund at the NAV per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

Taxes

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

FOR MORE INFORMATION

Adviser:  Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over the last fiscal year.

You may wish to read the Funds' Statement of Additional
Information (SAI) for more information on a Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Funds by writing:

Keyport Financial Services Corp.
125 High Street
Boston, MA  02110

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by writing or calling the:

Public Reference Room
Securities and Exchange Commission
Washington, DC  20549-6009
1-800-SEC-0330


Investment Company Act file number:  811-05199

                STEINROE VARIABLE INVESTMENT TRUST

                      Federal Reserve Plaza
           600 Atlantic Avenue, Boston, Massachusetts 02210

                 STATEMENT OF ADDITIONAL INFORMATION

                         Dated May 1, 1999


     This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Trust's Prospectus dated May 1, 1999 and any supplement thereto. Financial statements, which are contained in the Funds' Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by calling Keyport Financial Services Corp. at (800) 437-4466, or by contacting the applicable Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.


                         TABLE OF CONTENTS


                                                           Page
General Information and History..............................2
Mixed and Shared Funding.....................................3
Investment Restrictions......................................4
Portfolio Turnover...........................................7
Purchases and Redemptions....................................8
Trustees and Officers........................................8
Management Arrangements.....................................11
Trust Charges and Expenses..................................13
Underwriters................................................14
Custodian...................................................14
Portfolio Transactions......................................15
Net Asset Value.............................................18
Taxes.......................................................19
Investment Performance......................................20
Record Shareholders.........................................22
Independent Auditors and Financial Statements...............22
Appendix A - Investment Techniques and Securities...........23

                    GENERAL INFORMATION AND HISTORY


     The SteinRoe Variable Investment Trust (the Trust) commenced operations on Jan. 1, 1989. The Trust is an open-end, diversified management investment company currently consisting of five Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Stein Roe Special Venture Fund, Variable Series (Special Venture Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Stein Roe Mortgage Securities Fund, Variable Series (Mortgage Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds). Prior to Nov. 15, 1997, Special Venture Fund was named Capital Appreciation Fund, Growth Stock Fund was named Managed Growth Stock Fund, Balanced Fund was named Managed Assets Fund, Mortgage Securities Fund was named Mortgage Securities Income Fund, and Money Market Fund was named Cash Income Fund.


     The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

     The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each Fund is a separate series of the Trust.

     Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

     Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

     The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

     The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

     The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.


                      MIXED AND SHARED FUNDING


     As described above, the Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, so-called mixed and shared funding. As of the date of this SAI, the Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty
Life), and, with respect to Special Venture Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of March 31, 1999, approximately 71.82% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.


     The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.


                       INVESTMENT RESTRICTIONS

     Each Fund operates under the investment restrictions listed below. Restrictions numbered (i) through (viii) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

     The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(i) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(ii) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(v) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(vi) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures);

(vii) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or
(c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(viii) borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

     Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchanges;

(g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;
or

(j) invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

     Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

     Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance-services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

Additional Voluntary Restrictions Pertaining to Special Venture
Fund

     Special Venture Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

     The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

     The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

     If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.


                       PORTFOLIO TURNOVER


     The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.


     A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.


                      PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.


                        TRUSTEES AND OFFICERS

     The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the Trustees and officers of the Trust:

                           Position(s) held          Principal occupation(s)
Name                       with the Trust            during past five years
------------------         ------------------------  -----------------------------------
William D. Andrews, 51     Executive Vice-President  Executive vice president of Stein
                                                     Roe

William D. Andrews, 51     Executive Vice-President  Executive vice president of Stein
                                                     Roe & Farnham Incorporated (Stein
                                                     Roe)


Gary A. Anetsberger, 43    Senior Vice-President;    Chief financial officer and chief
                           Treasurer                 administrative officer of the Mutual
                                                     Funds division of Stein Roe; senior
                                                     vice president of Stein Roe since
                                                     April 1996; vice president of Stein
                                                     Roe prior thereto


John A. Bacon Jr., 71 (3)  Trustee                   Private investor

William W. Boyd, 72 (2)(3) Trustee                   Chairman and director of Sterling
                                                     Plumbing (manufacturer of plumbing
                                                     products)

Thomas W. Butch, 42        Trustee; President        President of the Mutual Funds
                                                     division of Stein Roe since March
                                                     1998; senior vice president of Stein
                                                     Roe from Sept. 1994 to March 1998;
                                                     first vice president, corporate
                                                     communications, of Mellon Bank
                                                     Corporation prior thereto

Kevin M. Carome, 43        Vice-President;           Senior vice president, legal, COGRA
                           Assistant Secretary       LLC (an affiliate of Stein Roe)
                                                     since Jan. 1999; general counsel and
                                                     secretary of Stein Roe since Jan.
                                                     1998; associate general counsel and
                                                     vice president of Liberty Financial
                                                     Companies, Inc. (the indirect parent
                                                     of Stein Roe) through Jan. 1999

J. Kevin Connaughton, 34   Vice-President            Vice president of Colonial
                                                     Management Associates, Inc. (CMA),
                                                     since Feb. 1998; senior tax manager,
                                                     Coopers & Lybrand, LLP from April,
                                                     1996 to Jan. 1998; vice president,
                                                     440 Financial Group/First Data
                                                     Investor Services Group from March
                                                     1994 to April 1996


Lindsay Cook, 47 (1)(2)    Trustee                   Executive vice president of Liberty
                                                     Financial Companies, Inc. since
                                                     March 1997; senior vice president
                                                     prior thereto

William M. Garrison, 33    Vice-President            Vice president of Stein Roe since
                                                     Feb. 1998; associate portfolio
                                                     manager for Stein Roe since August
                                                     1994

Erik P. Gustafson, 35      Vice-President            Senior portfolio manager of Stein
                                                     Roe; senior vice president of Stein
                                                     Roe since April 1996; vice president
                                                     of Stein Roe prior thereto


Douglas A. Hacker, 43 (3)  Trustee                   Senior vice president and chief
                                                     financial officer of UAL, Inc.
                                                     (airline) since July 1994; senior
                                                     vice president, finance of UAL, Inc.
                                                     prior thereto

Loren A. Hansen, 51        Executive Vice-President  Chief investment officer/equity of
                                                     CMA since 1997; executive vice
                                                     president of Stein Roe since Dec.
                                                     1995; vice president of The Northern
                                                     Trust (bank) prior thereto

Harvey B. Hirschhorn, 49   Vice-President            Executive vice president, senior
                                                     portfolio manager, and chief
                                                     economist and investment strategist
                                                     of Stein Roe; director of research
                                                     of Stein Roe, 1991 to 1995


Timothy J. Jacoby, 46      Vice-President            Fund treasurer for The Colonial
                                                     Group since Sept. 1996 and chief
                                                     financial officer since Aug. 1997;
                                                     senior vice president of Fidelity
                                                     Investments from Sept. 1993 to Sept.
                                                     1996

Patricia Judge, 28         Controller                Assistant vice president of Fund
                                                     accounting for Stein Roe since March
                                                     1999; deputy treasurer for the
                                                     Chicago Board of Education from
                                                     August 1995 to Feb. 1999; senior
                                                     auditor for Arthur Andersen LLP from
                                                     1993 to 1995


Janet Langford Kelly,41(3) Trustee                   Senior vice president, secretary and
                                                     general counsel of Sara Lee
                                                     Corporation (branded, packaged,
                                                     consumer-products manufacturer)
                                                     since 1995; partner of Sidley &
                                                     Austin (law firm) prior thereto


Gail D. Knudsen, 36        Vice-President            Vice president and assistant
                                                     controller of CMA


Jane M. Naeseth, 49        Vice-President            Senior vice president of Stein Roe

Charles R. Nelson, 56 (3)  Trustee                   Van Voorhis Professor of Political
                                                     Economy, Department of Economics of
                                                     the University of Washington

Nicolette D. Parrish, 49   Vice-President;           Senior legal assistant and assistant
                           Assistant Secretary       secretary of Stein Roe

Janet B. Rysz, 43          Assistant Secretary       Senior legal assistant and assistant
                                                     secretary of Stein Roe

Steven M. Salopek, 35      Vice-President            Vice president of Stein Roe since
                                                     Feb. 1998; analyst for Stein Roe
                                                     from June 1996 to Feb. 1998; analyst
                                                     for Banc One Investment Advisors
                                                     from Nov. 1990 to May 1996

Thomas C. Theobald, 61 (3) Trustee                   Managing director, William Blair
                                                     Capital Partners (private equity
                                                     fund) since 1994; chief executive
                                                     officer and chairman of the Board of
                                                     Directors of Continental Bank
                                                     Corporation, 1987-1994


Sharlene A. Thomas, 37     Vice-President            Assistant vice president of mutual
                                                     fund sales & service of Stein Roe
                                                     since Feb. 1999; manager of mutual
                                                     fund sales & services of Stein Roe
                                                     from March 1997 to Feb. 1999;
                                                     account executive with Stein Roe's
                                                     Counselor department prior thereto

William M. Wadden IV, 41   Vice-President            Vice president of Stein Roe since
                                                     June 1995; executive vice president
                                                     of CSI Asset Management, Inc. prior
                                                     thereto


Heidi J. Walter, 31        Vice-President; Secretary Vice president of Stein Roe since
                                                     March 1998; senior legal counsel for
                                                     Stein Roe since Feb. 1998; legal
                                                     counsel for Stein Roe March 1995 to
                                                     Jan. 1998; associate with Beeler
                                                     Schad & Diamond, PC (law firm) prior
                                                     thereto

_______________________
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.


     As noted above certain Trustees and officers of the Trust also hold positions with Stein Roe, LFC and/or their affiliates. Certain of the Trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe. The address of Mr. Bacon is 4N640 Honey Hill Road, Box 296, Wayne, IL 60184; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, IL 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, IL 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, WA 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Mr. Cantor is 1330 Avenue of the Americas, New York, NY 10019; that of Ms. Knudsen and Messrs. Connaughton and Jacoby is One Financial Center, Boston, MA 02111; and that of the other officers is One South Wacker Drive, Chicago, IL 60606.


Compensation of Trustees

     The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. The Trustees are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.


                                          Compensation from the
                                          Stein Roe Fund Complex*
                                          -----------------------
                  Aggregate Compensation     Total       Average
Name of Trustee       from the Trust      Compensation  Per Series
------------------- --------------------  ------------  ----------
Thomas W. Butch (1)            -0-              -0-          -0-
Richard R. Christensen (2)     -0-              -0-          -0-
Lindsay Cook (1)               -0-              -0-          -0-
John A. Bacon Jr.           $19,400        $  41,850       $  890
William W. Boyd (1)           3,400          101,750        2,165
Douglas A. Hacker (1)         2,900           89,400        1,902
Janet Langford Kelly (1)      2,900           89,400        1,902
Salvatore Macera (2)         16,500           16,500        3,300
Charles R. Nelson (1)         3,400          101,200        2,153
Thomas E. Stitzel (2)        16,500           16,500        3,300
Thomas C. Theobald (1)        2,900           89,400        1,902
_______________
(1) Elected a Trustee of the Trust on Oct. 30, 1998.
(2) Served as a Trustee of the Trust until Oct. 30, 1998.
(3) At Dec. 31, 1998, the Stein Roe Fund Complex consisted of five series of the Trust, 11 series of Stein Roe Investment Trust, six series of Stein Roe Advisor Trust, four series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, one series of Stein Roe Trust, 13 portfolios of SR&F Base Trust, Stein Roe Floating Rate Income Fund, Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.



                      MANAGEMENT ARRANGEMENTS

     As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe & Farnham Incorporated (Stein Roe). Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a wholly owned direct subsidiary of SteinRoe Services Inc., which in turn is a wholly owned direct subsidiary of LFC. LFC, in turn, is a majority owned indirect subsidiary of Liberty Mutual.


     The directors of Stein Roe are Kenneth R. Leibler, C. Allen Merritt, Jr., and Thomas W. Butch. Mr. Leibler is President and Chief Executive Officer of LFC; Mr. Merritt is Chief Operating Officer of LFC; and Mr. Butch is President of Stein Roe's Mutual Funds division. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Butch is One South Wacker Drive, Chicago, Illinois 60606.


     Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

     Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

     Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.

     Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other recordkeeping services to the Funds.
The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.


                    TRUST CHARGES AND EXPENSES

Management Fees:

     Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended Dec. 31, 1998, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:


                      Annual Fee
                      Rate (as a
                      percent of
                      average net
                      assets)       1998        1997        1996
                      --------- ----------  ----------  ----------
Special Venture Fund     0.50%  $  810,605  $1,001,641  $  850,612
Growth Stock Fund        0.50    1,177,442     959,376     743,602
Balanced Fund            0.45    1,503,385   1,147,148   1,293,967
Mortgage Securities
  Fund                   0.40      337,593     296,763     334,914
Money Market Fund        0.35      281,246     273,501     229,758


Administrative Expenses:

     Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended Dec. 31, 1998, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:


                               1998       1997       1996
                             --------   --------   --------
   Special Venture Fund      $243,182   $300,492   $255,184
   Growth Stock Fund          353,233    287,813    223,081
   Balanced Fund              495,128    472,383    431,322
   Mortgage Securities Fund   126,597    111,286    125,593
   Money Market Fund          121,428    101,786     98,468


Accounting and Bookkeeping Expenses:


     The Trust pays Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million. For the years 1998, 1997 and 1996, the Trust paid Stein Roe fees of $141,081, $139,826 and $137,898, respectively, for these services.


     In addition, during each such year each Fund paid Stein Roe or an affiliate thereof $7,500 for transfer agent services.

Expense Limitation:

     Stein Roe has agreed to reimburse all expenses of the Funds as follows through April 30, 2000:

   Fund                           Expenses Exceeding
   Special Venture Fund       0.80% of average net assets
   Growth Stock Fund          0.80% of average net assets
   Balanced Fund              0.75% of average net assets
   Mortgage Securities Fund   0.70% of average net assets
   Money Market Fund          0.65% of average net assets


                            UNDERWRITERS

     Keyport Financial Services Corp., 125 High Street, Boston, MA 02110, serves as the principal underwriter of the Trust with respect to sales of Fund shares to separate accounts sold by Keyport Life Insurance Company and any other affiliated insurance companies. Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111, distributes the Funds' shares to certain unaffiliated Participating Insurance Companies. Keyport Financial Services Corp. and Liberty Funds Distributor, Inc., are subsidiaries of LFC.

                           CUSTODIAN

     State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

     With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign subcustodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

     The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                     PORTFOLIO TRANSACTIONS

     Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts on behalf of each Fund. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer. Recognizing the value of these factors, Stein Roe may cause a client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction.

     Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, Stein Roe often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized data bases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, Stein Roe does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to Stein Roe a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. Stein Roe does not agree with any broker to direct such specific or minimum amounts of commissions; however, Stein Roe does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and Stein Roe endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services Stein Roe believes are useful.

     In a few instances, Stein Roe receives from a broker a product or service which is used by Stein Roe both for investment research and for administrative, marketing, or other non-research or brokerage purposes. In such an instance, Stein Roe makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by Stein Roe in cash. Stein Roe may also receive research in connection with selling concessions and designations in fixed income offerings.

     The Funds do not believe they pay brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by Stein Roe in servicing any or all of its clients and such research products or services may not necessarily be used by Stein Roe in connection with client accounts which paid commissions to the brokers providing such products or services.

     As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Conduct of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing Special Venture Fund an amount in respect of Special Venture Fund's assets allocable to Special Venture Fund shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

     In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

     Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

     The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Conduct of the National Association of Securities Dealers, Inc.

     The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by Special Venture Fund, Growth Stock Fund and Balanced Fund during the periods indicated. Mortgage Securities Fund and Money Market Fund did not pay commissions on any of their transactions.


                               Special      Growth
                               Venture      Stock         Balanced
                               Fund         Fund          Fund
                             -----------  -----------  -----------
Total amount of brokerage
  commissions paid during
  fiscal year ended 12/31/98 $   396,771  $   180,193  $   400,313
Amount of commissions paid
  to brokers or dealers who
  supplied research services
  to Stein Roe                   392,241      167,594      389,453
Total dollar amount involved
  in such transactions:      260,407,226  174,464,664  300,008,413
Amount of commissions paid
  to brokers or dealers that
  were allocated to such
  brokers or dealers by the
  Fund's portfolio manager
  because of research services
  provided to the Fund            33,910        4,800       35,410
Total dollar amount involved
  in such transactions        13,042,308    8,470,588   47,332,857
Total amount of brokerage
  commissions paid during
  fiscal year ended 12/31/97     421,740       89,691      294,537
Total brokerage fees paid
  during fiscal year ended
  12/31/96                       316,995       81,270      304,087



                             NET ASSET VALUE

     The net asset value of the shares of each of the Funds is determined by dividing the total assets of each Fund, less all liabilities (including accrued expenses), by the total number of shares outstanding.

     The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.


                               TAXES

     Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

     Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

     Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

     Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

     The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

     The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

     To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

     It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

     The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.


                     INVESTMENT PERFORMANCE

     Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

     The yields are then computed as follows:

                 Net Change in Account Value    365
                 ---------------------------    ----
Current Yield  =  Beginning Account Value     x  7

                   [1 + Net Change in Account Value]365/7
                   --------------------------------------
Effective Yield  =      Beginning Account Value              -  1

     For example, the yield of Money Market Fund for the seven-day period ended Dec. 31, 1998, were:


                    $.00083232876    365
                    -----------    ---
  Current Yield  =     $1.00     x  7            =  4.34%

                      [1+$.00083232876]35/7
                      -------------------
  Effective Yield  =         $1.00        -  1   =  4.43%


     In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).


     For example, for a $1,000 investment in the Funds, the "Total Return," the "Total Return Percentage," and the "Average Annual
Total Return" for the life of the Funds (from Jan. 1, 1989 to Dec.
31, 1998) were:

                                    TOTAL RETURN    AVERAGE ANNUAL
                    TOTAL RETURN     PERCENTAGE      TOTAL RETURN
                    ------------    -------------   --------------
Special Venture Fund     $3,215        225.15%          12.52%
Growth Stock Fund         5,662        466.23           18.94
Balanced Fund             3,374        237.41           12.94
Mortgage Securities Fund  2,204        120.40            8.23
Money Market Fund         1,676         67.63            5.30


     The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.


                           RECORD SHAREHOLDERS

     All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport. At March 31, 1999 the general account of Keyport owned of record less than 25% of the outstanding shares of all the Funds.

     At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account). The Trust has not been informed that any Participating Insurance Company knows of any owner of a VA contract or VLI policy which on March 31, 1999 owned beneficially 5% or more of the outstanding shares of any Fund.


               INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


     KPMG LLP are the Trust's independent auditors. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of the financial highlights has been included in the Prospectus, in reliance upon the report of KPMG LLP given on the authority of said firm as experts in accounting and auditing. The financial statements of the Trust and Report of Independent Auditors appearing in the Dec. 31, 1998 Annual Report of the Trust are incorporated in this SAI by reference.

                           APPENDIX A
                 INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

     Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposits

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

     The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American
Development Bank.

Bankers' Acceptances

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

     The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates

     A Mortgage Pass-Through Certificate is a Mortgage-Backed
Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

     The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

     Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

     A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

     Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature.
The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

     GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

     The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

     The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1. Certificates may be issued at a premium or discount, rather than at par;
2. After issuance, Certificates may trade in the secondary market at a premium or discount;
3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and
4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

     The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

     Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

     When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

     Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

     Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

     The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

     The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

     FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000,
$500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

     To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

     A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

     A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million.
These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

     It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

     The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

     The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

     Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

     The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (REMICs)

     A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

     Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

     Balanced Fund may invest in Equipment Trust Certificates.

     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals.
However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

OPTIONS, FUTURES AND OTHER DERIVATIVES

     Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

Options

     A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

     An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian).

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

     A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index/1/ or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
---------------

/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

---------------

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

     The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (initial margin). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.
------------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
------------------

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission
(CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
--------------------
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).
--------------------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and
(2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

Warrants

     Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

     Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

     When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

     Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

     Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                     SteinRoe Variable Investment Trust

                 Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                                                                  Annual Report
                                                                  Dec. 31, 1998

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

   Portfolio Manager Discussion:
      Stein Roe Special Venture Fund, Variable Series................      1
      Stein Roe Growth Stock Fund, Variable Series...................      3
      Stein Roe Balanced Fund, Variable Series.......................      5
      Stein Roe Mortgage Securities Fund, Variable Series............      7
      Stein Roe Money Market Fund, Variable Series...................      9
      Independent Auditors' Report...................................     10
   Financial Statements:
      Stein Roe Special Venture Fund, Variable Series................     11
      Stein Roe Growth Stock Fund, Variable Series...................     17
      Stein Roe Balanced Fund, Variable Series.......................     21
      Stein Roe Mortgage Securities Fund, Variable Series............     27
      Stein Roe Money Market Fund, Variable Series...................     32
   Notes to Financial Statements.....................................     36

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series
-------------------------------------------------------------------------------

Q&A with William M. Garrison and Steven M. Salopek, Portfolio Managers of Special Venture Fund, Variable Series

Steven M. Salopek and William M. Garrison were named portfolio managers of Stein Roe Special Venture Fund, Variable Series effective Oct. 8, 1998.

Q: How did the Fund perform?

A: The Fund's total return was -17.30% for the year ended December 31, 1998. This was substantially less than the average fund in the Lipper variable annuity small-cap fund peer group, which gained 1.48% in value.

Q: Why did the value of the Fund's holdings decline so much more than the average of its peers?

A: We held a limited number stocks in the portfolio (about 40 for most of the period), and many stocks did not perform as we expected. A concentrated strategy can allow a fund to take greater advantage of market upswings, but it can work against it when the holdings don't participate in a market rally or drop more than the market as a whole during a correction. We faced both problems in 1998. In addition, small-company stocks were generally out-of-favor compared to stocks of large companies this past year.

To further diversify the Fund, we began to increase the number of holdings substantially this past autumn. As of year's end, we had increased the number of holdings to 101. We also invested in slightly larger, more liquid stocks that we believed had a more attractive risk/reward profile than certain very small companies whose stocks traded less frequently. By doing this, we believe we have reduced the risk that price declines--in any one stock--will adversely affect the Fund's overall performance.

Q: Have there been other major adjustments to the portfolio?

A: We further diversified the Fund by adding technology stocks that appeared to offer attractive growth potential. As of Dec. 31, 1998, technology-oriented businesses in several industries represented 27% of the Fund's assets. We had been stock analysts for several years prior to our assuming leadership of the Fund and we attempted to make the most of this experience as we restructured the portfolio. Several purchases were made during the market's weakness last fall. In late October, we purchased Mercury Interactive (1.3% of net assets), a developer of software troubleshooting products and Vitesse (1.6% of net assets), a semiconductor maker. Since we purchased them, both companies' shares have doubled in value. To help reduce risk, we invest in a combination of companies that either have strong immediate growth prospects or stable growth characteristics. An example of a stable growth company, in our view, is ADVO (0.6% of net assets). This company sends direct mail to 61 million households a year, is the largest client of the U.S. Postal Service, and has many corporate and non-profit customers. ADVO has an established business model that we believe can generate steady earnings growth.

Q: Why did the small-cap market have such a weak year?

A: As international currency and economic problems mounted, investors generally fled higher-risk stocks in favor of more liquid large-company stocks. We believe the extent of these declines was not warranted given the fundamental soundness of many small companies' earnings and balance sheets.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series (continued)
-------------------------------------------------------------------------------

     Stein Roe Special Venture Fund, Variable Series, and Russell 2000 Index

                          Average Annual Total Returns
                              at December 31, 1998

      1-Year         5-Year       Since Inception
      -17.30%         5.06%           12.52%

Line Chart
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
             Special      Russell
             Venture         2000
                Fund        Index
  1/1/89       10000        10000
12/31/89       13084        11626
12/31/90       11918         9361
12/31/91       16357        13672
12/31/92       18725        16189
12/31/93       25406        19246
12/31/94       25708        18895
12/31/95       28729        24271
12/31/96       36469        28274
12/31/97       39317        34597
12/31/98       32515        33716


Q: What do you look for from new holdings?

A: We look to invest in small-cap companies that possess strong growth prospects and are at reasonable values, or are priced attractively for the growth potential they offer. Companies we consider usually have high profitability and the opportunity to serve large and growing markets. In addition, we look for companies with strong management teams that participate in the ownership of the company, and companies that have proven success in executing their business plans.

Q: What's your outlook for the small-cap market?

A: Our research shows that many small-cap stocks are selling at the lowest prices relative to their earnings-per-share growth potential in 20 years. Investors who have been weary of smaller-cap names may require more stock price stability before diversifying their portfolios, but eventually we think investors will see that many small-company stocks offer better-than-average growth prospects at rock-bottom prices. Because small-company stocks currently make up less than 20% of the overall U.S. equity market capitalization, if investors allocate even a small amount of their investment dollars to small-cap stocks, it could potentially give the group a big boost.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 1.48%, 12.63% and 14.72%, respectively.

Funds that emphasize investments in smaller companies may experience greater volatility than investments in large companies.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------------------------
Q&A with Eric Gustafson, Portfolio Manager of Growth Stock Fund, Variable Series

Q: How did the Fund perform in 1998?

A: Growth Stock Fund, Variable Series, posted a total return of 27.91% for the 12 months ended Dec. 31, 1998. In comparison, the average growth fund in the variable annuity growth fund peer group rose 24.94%, according to Lipper, Inc.

Q: What kind of market environment did investors see this past year, and how did that affect the Fund's results?

A: The U.S. economic backdrop of low rates, fears of a slowdown in economic growth and negligible inflation led to an outstanding environment for high-quality stocks of large, rapidly growing companies. The unmanaged Standard & Poor's 500 Index rose 28.6%, for an unprecedented fourth consecutive year of returns in excess of 20%.

More specifically, it was a narrow market led by large-cap technology, health care and select retail stocks. Funds, like ours, that held these names, provided strong results.

Q: What events affected stock selection?

A: Going into this year, the investing environment seemed too good to be true. The stock market was supported by low inflation, falling interest rates, increased merger activity and robust business capital spending. Still, overseas events made many investors skeptical, and some grew worried that recession along the Pacific Rim would drag down corporate earnings and stock prices. Although U.S. exports weakened and profit margins on domestic goods declined amid increased competition from imports, the U.S. economy proved resilient. To reduce risk, investors focused on companies like Microsoft, Cisco Systems and MCI Worldcom (4.6%, 5.8% and 4.6% of net assets, respectively), that appeared to have superior earnings growth potential. Technology companies did especially well, particularly anything internet-related, as more consumers shopped online.

Pharmaceutical companies were another stock group that provided investors with exceptional returns. The Fund's positioning in Pfizer and Eli Lilly (3.7% and 3.3% of net assets, respectively) helped lift total return. New product launches served as the main catalyst for investor enthusiasm.

Q: Another sector you've traditionally favored has been financial services. How did holdings in this sector fare throughout the year?

A: Financial services stocks did well during the first half of calendar 1998. However, Russia's default on its debt and the subsequent collapse of a major hedge fund this past summer generated substantial losses for several money-center banks and insurance companies. Some financial services stocks plunged more than 50 percent after forecasts of lower earnings. We focus our investments in larger more stable companies, and our holdings were generally unaffected by sour emerging market loans - companies such as American International Group and Fannie Mae (3.6% and 3.8% of net assets, respectively). These stocks held up relatively well during 1998's remarkable market volatility.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series (continued)
-------------------------------------------------------------------------------

         Stein Roe Growth Stock Fund, Variable Series, and S&P 500 Index

             Average Annual Total Returns
                 at December 31, 1998
        1-Year        5-Year      Since Inception
        27.91%        21.49%          18.94%

Line Chart
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
            Growth Stock            S&P 500
                    Fund              Index
  1/1/89           10000              10000
12/31/89           13130              13163
12/31/90           12913              12754
12/31/91           19114              16631
12/31/92           20382              17896
12/31/93           21394              19696
12/31/94           20035              19955
12/31/95           27595              27445
12/31/96           33467              33742
12/31/97           44269              44995
12/31/98           56623              57864

Q: Did you sell any large positions?

A: We sold PeopleSoft, a provider of corporate technology systems, as the corporate trend toward streamlining technologies were put on hold somewhat until after year 2000 computer problems have safely passed. We also sold American Home Products because the company's stock surpassed our price target and, in our view, became overvalued.

Q: What do you expect going forward?

A: In our view, companies who can meet analysts' earnings growth expectations at a time when profit margins appear to be contracting should do well in 1999. Clearly, Asia's continuing recession could have a further impact on many U.S. companies. Through careful research, we will strive to identify businesses with above-average prospects and try to avoid those who could offer negative surprises.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity growth fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 24.94%, 20.25% and 17.92%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series
-------------------------------------------------------------------------------

Q&A with Harvey Hirschhorn, Portfolio Manager of Balanced Fund, Variable Series

Q: How did the Fund perform in calendar year 1998?

A: The Fund's balanced mix of domestic and international stocks and domestic bonds provided a total return of 12.54% for the 12 months ended Dec. 31, 1998. This was below its peers, as measured by the Lipper flexible portfolio average, which rose 14.79% for the period.

Q: What affected the markets and the Fund's capital appreciation and income potential in 1998?

A: Throughout the year, Asia's recession and emerging market debt problems led to both favorable and unfavorable developments in the United States. On the positive side, the dollar was strong and energy prices and inflation were low. On the negative side, the U.S. trade balance deteriorated as exports diminished while imports remained firm. The combined result was that the U.S. consumer benefited from solid economic growth, with employment gains and with real wages showing the sharpest increase in over 20 years. The Fund benefited from strong consumer spending, and retail stock holdings Wal-Mart Stores and Home Depot, (1.6% and 1.6% of net assets, respectively) were among the best-performing investments.

Q: Did any one sector stand out in terms of performance?

A: Pharmaceutical companies provided strong results for much of the year. Successful drug launches by several Fund holdings such as Eli Lilly and Pfizer (1.4% and 1.2% of net assets, respectively) helped lift our results. The pharmaceutical sector offered strong earnings prospects at a time when equity markets were turbulent and earnings in cyclical sectors waned. While we believe the sector offers further capital appreciation potential, we doubt returns will be as robust in 1999. We trimmed our weighting since June in that sector.

Q: Were there other areas of significance as far as performance? Any major changes in positioning?

A: Our stock selections in technology, communications and financial services did well this past year. To further diversify the Fund, we added Cisco Systems in the technology sector, MCI WorldCom in the telecommunications area, and Freddie Mac in the financial services area (1.7%, 1.5% and 1.3% of net assets, respectively).

Q: Were there any disappointments this past year?

A: Our investments in Real Estate Investment Trusts (REITs) did not meet expectations. Investors reduced their commitment to REITs in 1998 even though earnings have been solid and dividend yields high. Efforts in Washington to end tax breaks for certain REITs cast a shadow from January through mid-summer. In addition, a start to new construction in some markets and greater use of debt among REITs raised concerns that the industry would suffer in a slowing economy. We plan to maintain an exposure to REITs, because we believe they are excellent value investments that possess strong total return potential over the long term. We think investors will reward REITs with healthy balance sheets that can expand their earnings.

We also were disappointed by the performance of our holdings in the energy sector. As oil prices declined throughout the year, so did oil stock prices. We reduced the portfolio's position in energy stocks early in the year, so the negative impact was contained.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series  (continued)
-------------------------------------------------------------------------------

      Stein Roe Balanced Fund, Variable Series, and Standard & Poor's 500,
                      Morgan Stanley Capital International
           Europe, Australia and Far East (EAFE), and Lehman Brothers
                        Government/Corporate Bond Indexes

                          Average Annual Total Returns
                              at December 31, 1998
        1-Year       5-Year      Since Inception
        12.54%       13.05%          12.94%

Line Chart:
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
           Balanced   Standard & Poor's       Lehman Brothers      MSCI EAFE
               Fund           500 Index  Government/Corporate          Index
                                                   Bond Index
  1/1/89      10000               10000                 10000          10000
12/31/89      12238               13163                 11276          11054
12/31/90      12155               12754                 12309           8462
12/31/91      15550               16631                 14109           9488
12/31/92      16721               17896                 15121           8333
12/31/93      18274               19696                 16449          11046
12/31/94      17691               19955                 16132          11906
12/31/95      22197               27445                 18606          13240
12/31/96      25665               33742                 19359          14041
12/31/97      29982               44995                 20882          14290
12/31/98      33741               57864                 22644          17147

Q: How did the Fund's international equities perform?

A: Performance of international holdings was mixed. We scaled back our exposure to foreign stocks around August, when we believed the Federal Reserve would begin lowering interest rates. We aptly expected the U.S. equity market would perform better than many foreign markets in a lower interest rate environment. However, investments in countries such as the United Kingdom and Spain remained firm.

Q: How did the portfolio's fixed income securities perform?

A: Early in the year we focused on high-quality bonds, with a significant overweight position in Treasury bonds compared to our benchmark. Beginning in the summer, the income potential of high-quality corporate and mortgage bonds increased significantly as investors grew concerned about the effects of emerging market debt defaults, a slowing U.S. economy and homeowner refinancing activity. We saw this period as an opportunity to add value and yield to the portfolio. As the non-Treasury bond market recovered this past autumn, our positioning enhanced the Fund's total return. We've maintained a longer-than-average duration and maturity.

Q: What's your outlook for 1999?

A: We anticipate a moderate expansion, with real economic growth (as measured by Gross Domestic Product) of around 2.5.% versus the near 4% we saw in 1998. We also expect inflation to be contained, and in this environment we are looking for the Fed to make modest further cuts in U.S. interest rates later in 1999. This should be favorable for the fixed-income market.

With respect to the stock market, we expect corporate profits to be under pressure. That may make investors less willing to accept high price/earnings ratios. Challenges may come from negative affects of strong wage increases on profit margins. And competition from overseas should continue to be intense, as Asia and Latin America will look to exports to abate domestic problems. They may be exporting goods that are cheaper than those offered by U.S. companies, and that stiff competition could be tough for U.S. companies. A number of the foreign economies also continue to be in recession and U.S. companies that do a lot of selling overseas may experience less-favorable sales than they had in the past.

As a result, investors will have to be very selective in their equity holdings. We'll continue to focus on companies we believe can maintain or expand profits.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, MSCI EAFE, and Lehman Government/Corporate Bond Indexes are unmanaged groups of stocks that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's balanced fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 14.79%, 13.73% and 12.21%, respectively.

Foreign investments involve market, political and currency risks not associated with investing the United States.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
-------------------------------------------------------------------------------

Q&A with William Wadden, Portfolio Manager of Stein Roe Mortgage Securities Fund, Variable Series

Q: How did the Fund perform in 1998?

A: Stein Roe Mortgage Securities Fund, Variable Series, returned 6.80% for the 12-month period ended Dec. 31, 1998. In comparison, the average variable annuity mortgage securities fund had a total return of 7.17% for the year, according to Lipper, Inc.

Q: What happened in the market over the year?

A: This past year offered two dramatically different investment environments. During the first six months of 1998, the yield difference, or spread, between mortgage securities versus Treasuries, slowly increased in response to Asian economic turmoil and its perceived effects on the U.S. economy. A record amount of new mortgage bonds were also issued, modestly depressing prices. Still, interest rates were relatively stable, and this environment helped mortgages outperform both corporate bonds and Treasuries from January through June.

The second half of the year, and in particular the third quarter, was a tough period for mortgages and all other sectors of the fixed-income and equity markets other than Treasuries. This happened as threats of a global economic slowdown caused investors to seek the safety that Treasury investments provided. Then in autumn, the Federal Reserve acted decisively to reduce interest rates, bringing them down by 0.75% in three consecutive quarter-point cuts. During this period, the difference in yields between mortgage bonds and Treasuries widened sharply.

Prices of mortgages fell sharply when certain hedge funds were forced to sell a large amount of bonds to raise cash to pay off creditors. This selling of mortgage-backed securities created a supply/demand imbalance. Your Fund took advantage of this development and added high-quality mortgages to the portfolio at what we considered to be discount prices.

Q: How did purchases throughout 1998 affect the Fund's overall asset mix?

A: At the beginning of 1998, the Fund was underweighted in mortgages and had a larger than usual portion of its net assets in Treasuries and corporate bonds. By Dec. 31, 1998, we had increased the portfolio's commitment to mortgage securities to 89% of the Fund's net assets, from 72% at Dec. 31, 1997. Most of this increase occurred during the second half of 1998, and was aided by investing new contributions into mortgages as the Fund grew in size. We have retained a small portion of our corporate bond investments -- bonds rated A and BBB that still have good total return prospects.

Q: Where did you focus purchases in the mortgage securities sector?

A: Early in the year, our best investment opportunities were in longer-maturity, lower-coupon bonds that sold at slight discounts to their face value. During June, we were able to purchase attractive home equity loans. We like to add such holdings to the portfolio when opportunities arise because they offer two forms of prepayment protection. First, mortgage industry research has shown that home equity loans are less likely to be refinanced than conventional mortgages when interest rates fall. Second, we buy what are called non-accelerating senior bonds. These bonds have a structural provision that restricts them from receiving prepayments for a three-year period. This enables the bonds to maintain a stable stream of cash flow for a longer period of time, potentially enhancing the bonds' value.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series (continued)
-------------------------------------------------------------------------------

            Stein Roe Mortgage Securities Fund, Variable Series, and
                Lehman Brothers Mortgage-Backed Securities Index

                          Average Annual Total Returns
                              at December 31, 1998
           1-Year        5-Year    Since Inception
            6.80%         6.79%         8.23%

Line chart:
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

            Mortgage
          Securities       Lehman Mortgage-Backed
         Income Fund             Securities Index
1/89           10000                        10000
12/89          11284                        11535
12/90          12311                        12771
12/91          14094                        14779
12/92          14933                        15808
12/93          15868                        16890
12/94          15635                        16618
12/95          18077                        19410
12/96          18926                        20449
12/97          20368                        22390
12/98          22040                        23149

In October, we found a significant opportunity to make attractive purchases in high-coupon 30-year mortgages and in the commercial mortgage-backed sector. We increased the Fund's weighting in premium mortgages by 10 percentage points during the fourth quarter, from 7% of net assets at Sept. 30, 1998, to 17% of net assets as of Dec. 31, 1998.

Q: What do you foresee happening in the mortgage securities market in coming months?

A: Mortgages have historically outperformed other investment-grade fixed-income securities in a relatively stable interest rate environment. We believe rates will fluctuate within a more narrow range in 1999, than they did in 1998, and that should help the Fund do well. To participate in any bond price rally that may occur in the coming months, we also have a small position in long-term Treasury bonds.

Q: What kind of bonds do you plan to buy?

A: To enhance risk-adjusted returns, we plan to focus on shorter-duration bonds. Many of the higher-coupon bonds we purchased in October have shorter durations, and we think this is the place to be in what we believe may be a stable interest rate environment. We also expect to increase the Fund's exposure to credit-sensitive mortgages. These securities are exposed to credit defaults of the underlying borrowers and are therefore attractively priced in the market. The risk of principal loss in such bonds rated AA and A is remote and we expect sustained economic growth to provide a favorable environment for mortgage defaults.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998 and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. Government. Up to 20% of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the one-, five- and life of fund periods ended Dec. 31, 1998, were 7.17%, 6.80% and 8.84%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER DISCUSSION
Stein Roe Money Market Fund, Variable Series
-------------------------------------------------------------------------------

Q&A with Jane Naeseth, Portfolio Manager of Stein Roe Money Market Fund, Variable Series

Q: How did the Fund perform during calendar year 1998?

A: The Fund's total return was 5.17% for the year ended Dec. 31, 1998. Income potential remained attractive because the supply of securities was plentiful and prices were low. Institutional investors sought to "clean house" at year's end by selling their excess inventory of money market securities such as commercial paper. This provided a buying opportunity for the Fund.

For the period, the average money market fund provided a return of 5.10%, according to Lipper, Inc. and the unmanaged 90-day Treasury Bill Index, returned 4.88%.

Q: What transpired during the year?

A: Interest rates remained stagnant from January to June. The difference in income potential between money market securities and long-term bonds was very narrow, which means investors were not rewarded for taking on additional interest rate risk. At June 30, 1998, the rate banks charge each other for overnight loans stood at 5.5% while the average yield of 30-year U.S. bonds was 5.6%.

This changed dramatically beginning in July. Russia's debt default, Asia's recession and signs of weakness in the domestic economy prompted the Federal Reserve to reduce short-term interest rates to 4.75%. Long rates, meanwhile, fell to just over 5% by year's end.

Q: Did the rate reductions detract from the portfolio's return?

A: We structured the portfolio to take advantage of the anticipated interest rate cuts in the latter part of the year by lengthening average maturity from over 33 days at June 30, 1998, to 40 days by Dec. 31, 1998, and that supported performance.

Q: If rates are reduced further, what impact will it have on the Fund in coming months?

A: While returns were not affected in 1998, if rates are lowered, we anticipate that will affect the portfolio's income potential in early 1999. Given the fact that most economists expect inflation to remain under 2% in 1999, we believe the Fund's income potential is likely to remain attractive. In 1998, consumer prices rose just 1.5%, the slowest pace in nearly 12 years, and we believe this trend can continue.

Q: How did you position the Fund within sectors during the period?

A: We have invested more than half the Fund's net assets in regular commercial paper, which appeared to offer the best risk/reward ratio. We slightly increased the letter of credit commercial paper positions, taking advantage of some value purchases in those sectors. When a portion of our Yankee CD holdings matured, we did not replace them with holdings in this sector. To try to ensure liquidity, we're steering away from anything with potential international exposure.

During the year, our holdings in federal agency securities were refinanced by the issuer. We would have liked to maintain the Fund's allocation to agency securities. However, at the time our holdings were called, similar securities were too expensive, in our view. We also looked to add floating rate notes (variable rate corporate securities) to the portfolio during 1998. However, we could not find any floating rate notes offered at prices we considered attractive.

Q: What's your strategy for coming months?

A: We expect to maintain a maturity range similar to our current positioning and invest primarily in U.S. commercial paper.

Past performance is no guarantee of future results. Total return performance includes reinvestment of income. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. According to Lipper, Inc., a monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five-year, and life of fund periods ended Dec. 31, 1998, were 5.10%, 4.92% and 5.17%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth, Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; Stein Roe Money Market Fund, Variable Series, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                      KPMG LLP

Chicago, Illinois
February 12, 1999

-------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
-------------------------------------------------------------------
                                                                                                   Market
                                                                            Shares                  Value
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--(91.1%)
Aerospace and Defense Equipment--(1.6%)
Alliant Techsystems (a)                                                     13,000            $ 1,071,688
Orbital Sciences (a)                                                        24,700              1,092,975
                                                                                              -----------
                                                                                                2,164,663
                                                                                              -----------
Apparel Manufacturers--(2.4%)
Columbia Sportswear (a)                                                    185,700              3,133,687
                                                                                              -----------


Banks and Savings & Loans--(4.4%)
Centura Banks                                                               18,100              1,346,187
Commerce Bancorp                                                            19,200              1,008,000
Cullen/Frost Bankers                                                        22,900              1,256,637
National Bancorp of Alaska                                                  64,800              2,187,000
                                                                                              -----------
                                                                                                5,797,824
                                                                                              -----------
Beverages--(0.9%)
Canandaigua Brands, class A (a)                                             20,000              1,156,250
                                                                                              -----------


Broadcasting and Media--(2.6%)
Metro Networks (a)                                                          81,400              3,469,675
                                                                                              -----------


Building--(1.6%)
D.R. Horton                                                                 53,500              1,230,500
Champion Enterprises (a)                                                    33,700                922,537
                                                                                              -----------
                                                                                                2,153,037
                                                                                              -----------
Business Services--(5.8%)
HA-LO Industries (a)                                                        37,100              1,395,887
Interim Services (a)                                                        93,000              2,173,875
Metamor Worldwide (a)                                                      136,000              3,400,000
Paychex                                                                     12,700                653,256
                                                                                              -----------
                                                                                                7,623,018
                                                                                              -----------
Circuits--(1.6%)
Vitesse Semiconductor (a)                                                   47,600              2,171,750
                                                                                              -----------


Commercial Services--(0.4%)
Iron Mountain (a)                                                           15,300                551,756
                                                                                              -----------


Communications Equipment and Services--(1.5%)
Inter-Tel                                                                   47,800              1,117,325
Uniphase (a)                                                                12,500                867,187
                                                                                              -----------
                                                                                                1,984,512
                                                                                              -----------


                                                                                                   Market
                                                                            Shares                  Value
Computer Hardware, Software and Services--(11.4%)
BARRA (a)                                                                  127,700            $ 3,016,912
BISYS Group (a)                                                             17,500                903,437
HNC Software (a)                                                            12,200                493,337
Hyperion Solutions (a)                                                      27,500                495,000
Jack Henry & Associates                                                     17,000                845,750
Kronos (a)                                                                  20,900                926,131
Mercury Interactive (a)                                                     26,500              1,676,125
National Computer Systems                                                   35,000              1,295,000
National Instruments (a)                                                    14,800                505,050
Sapient (a)                                                                  8,500                476,000
SPSS (a)                                                                    34,900                658,738
Transacton Systems Architects,
   class A (a)                                                              18,400                920,000
VERITAS Software (a)                                                         7,400                443,538
Verity (a)                                                                  29,000                768,500
Whittman-Hart (a)                                                           56,700              1,566,338
                                                                                              -----------
                                                                                               14,989,856
                                                                                              -----------
Consulting Services--(1.0%)
Comdisco                                                                    32,200                543,375
Metzler Group (a)                                                           15,000                730,313
                                                                                              -----------
                                                                                                1,273,688
                                                                                              -----------
Cosmetics--(3.1%)
Nu Skin Enterprises, class A (a)                                           173,300              4,094,213
                                                                                              -----------


Data Processing and Management--(2.5%)
Acxiom (a)                                                                  29,800                923,800
American Management Systems (a)                                             40,800              1,632,000
SEI Investments                                                              7,700                765,188
                                                                                              -----------
                                                                                                3,320,988
                                                                                              -----------
Diversified Operations--(2.2%)
SPS Technologies (a)                                                        20,000              1,132,500
Triarc Companies (a)                                                       114,000              1,824,000
                                                                                              -----------
                                                                                                2,956,500
                                                                                              -----------
Electronic Components--(3.7%)
Burr-Brown (a)                                                              17,300                405,469
C-Cube Microsystems (a)                                                     38,300              1,038,887
CTS                                                                         22,900                996,150
Etec Systems (a)                                                             9,500                380,000
Gentex (a)                                                                  53,500              1,070,000
Novellus Systems (a)                                                        19,200                950,400
                                                                                              -----------
                                                                                                4,840,906
                                                                                              -----------
Fertilizers--(0.5%)
Scotts Co., class A (a)                                                     18,800                722,625
                                                                                              -----------

                       See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                     Market
(Continued)                                                          Shares                  Value
COMMON STOCKS (Continued)
Finance Services--(1.5%)
Heller Financial                                                      28,100             $  825,438
Jefferies Group                                                       22,800              1,131,450
                                                                                        -----------
                                                                                          1,956,888
                                                                                        -----------
Food Products--(1.5%)
Smithfield Foods (a)                                                  30,500              1,033,187
Whole Foods Market (a)                                                18,900                914,288
                                                                                        -----------
                                                                                          1,947,475
                                                                                        -----------
Health Services and Equipment--(5.5%)
Express Scripts, class A (a)                                          23,200              1,557,300
Orthodontic Centers of America (a)                                    68,000              1,321,750
Renal Care Group (a)                                                  42,500              1,224,531
UroQuest Medical Corp. (a)                                            36,200                 36,200
Xomed Surgical Products (a)                                           95,850              3,067,200
                                                                                        -----------
                                                                                          7,206,981
                                                                                        -----------
Home Furnishings--(0.6%)
Ethan Allen Interiors                                                 18,800                770,800
                                                                                        -----------

Insurance--(1.1%)
Mutual Risk Management                                                36,200              1,416,325
                                                                                        -----------

Internet--(0.3%)
Inktomi (a)                                                            3,000                388,125
                                                                                        -----------

Machinery Tools and Products--(1.0%)
Applied Power, class A                                                17,200                649,300
MotivePower Industries (a)                                            21,600                695,250
                                                                                        -----------
                                                                                          1,344,550
                                                                                        -----------
Manufacturing Services--(0.8%)
Sanmina (a)                                                           17,100              1,068,750
                                                                                        -----------

Marketing Services--(2.7%)
ADVO (a)                                                              28,800                759,600
Catalina Marketing (a)                                                41,100              2,810,213
                                                                                        -----------
                                                                                          3,569,813
                                                                                        -----------
Medical-Biomedical Genetics--(0.4%)
Liposome Company (a)                                                  30,800                475,475
                                                                                        -----------

Metals--(1.2%)
Stillwater Mining Company (a)                                         37,700              1,545,700
                                                                                        -----------

Miscellaneous Manufacturing--(1.4%)
AptarGroup                                                            35,100                984,994
IDEXX Laboratories (a)                                                32,300                869,072
                                                                                        -----------
                                                                                          1,854,066
                                                                                        -----------
Networking--(0.6%)
Xircom (a)                                                            23,200                788,800
                                                                                        -----------

                                                                                             Market
                                                                      Shares                  Value
Oil and Gas--(1.8%)
Barrett Resources (a)                                                 42,600            $ 1,022,400
Petroleum Geo-Services ADRs (a)                                       83,000              1,307,250
                                                                                        -----------
                                                                                          2,329,650
                                                                                        -----------
Pharmaceuticals--(2.3%)
Alpharma, class A                                                     18,700                660,344
Barr Laboratories (a)                                                 22,400              1,075,200
MedImmune (a)                                                         13,600              1,352,350
                                                                                        -----------
                                                                                          3,087,894
                                                                                        -----------
Printing Services--(0.9%)
Consolidated Graphics (a)                                             18,100              1,222,881
                                                                                        -----------

Retail--(9.9%)
CEC Entertainment (a)                                                 18,200                505,050
CKE Restaurants                                                       27,060                796,579
Cheesecake Factory (a)                                                29,100                862,997
Fastenal                                                              75,000              3,300,000
Just For Feet (a)                                                     54,400                945,200
K-Swiss, class A                                                      31,900                857,312
Linens 'n Things (a)                                                  38,600              1,529,525
Men's Wearhouse (a)                                                   40,500              1,285,875
O'Reilly Automotive (a)                                               11,600                548,100
Ruby Tuesday                                                          41,700                886,125
Williams-Sonoma (a)                                                   38,000              1,531,875
                                                                                        -----------
                                                                                         13,048,638
                                                                                        -----------
Research and Development--(0.4%)
PAREXEL International (a)                                             23,600                590,000
                                                                                        -----------

Schools--(1.2%)
DeVry (a)                                                             53,700              1,644,563
                                                                                        -----------

Scientific Instruments--(0.5%)
Dionex (a)                                                            17,500                640,938
                                                                                        -----------

Supply Services--(0.8%)
G & K Services, class A                                               20,000              1,065,000
                                                                                        -----------

Textiles--(0.8%)
Mohawk Industries (a)                                                 24,100              1,013,706
                                                                                        -----------

Therapeutics--(0.9%)
Biomatrix (a)                                                         20,900              1,217,425
                                                                                        -----------

Transportation--(1.1%)
COMAIR Holdings                                                       20,900                705,375
Polaris Industries                                                    17,200                674,025
                                                                                        -----------
                                                                                          1,379,400
                                                                                        -----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                      Market
(Continued)                                                           Shares                  Value
COMMON STOCKS (Continued)
Wholesale Distribution--(4.7%)
Brightpoint (a)                                                       62,500           $    859,375
Earthgrains                                                           38,100              1,178,719
Henry Schein (a)                                                      24,800              1,109,800
School Specialty (a)                                                  37,000                790,875
U.S.A. Floral Products (a)                                           200,000              2,300,000
                                                                                        -----------
                                                                                          6,238,769
                                                                                        -----------
Total Common Stocks
(Cost $106,270,683)                                                                     120,217,560
                                                                                        -----------

                                                                   Principal                 Market
                                                                      Amount                  Value
SHORT-TERM OBLIGATIONS--(9.3%)
Commercial Paper--(9.3%)
Associate Corp. of North America
   5.08%  1/4/99                                                   $7,250,000            $ 7,246,931
Enterprise Funding
   6.00% 1/4/99                                                     5,000,000              4,997,500
                                                                                         -----------
Total Short-Term Obligations
(Cost $12,244,431)                                                                        12,244,431
                                                                                         -----------
Total Investments--(100.4%)
(Cost $118,515,114) (b)                                                                  132,461,991
Other Assets, Less Liabilities--(-0.4%)                                                     (532,845)
                                                                                        ------------
Total Net Assets--(100.0%)                                                              $131,929,146
                                                                                        ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $13,946,877, comprised of gross unrealized appreciation of $18,486,975 and gross unrealized depreciation of $4,540,098.

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $118,515,114) .....................             $ 132,461,991
Receivable for investments sold .................................................                   237,542
Cash ............................................................................                    55,334
Dividends receivable ............................................................                    14,898
Receivable for fund shares sold .................................................                     2,818
Other assets ....................................................................                    14,955
                                                                                              -------------
     Total assets ...............................................................               132,787,538
                                                                                              -------------
Liabilities:
Payable for investments purchased ...............................................                   539,247
Payable for fund shares repurchased .............................................                   164,014
Payable to investment adviser ...................................................                    61,181
Accrued expenses payable ........................................................                    93,950
                                                                                              -------------
     Total liabilities ..........................................................                   858,392
                                                                                              -------------
Net assets ......................................................................             $ 131,929,146
                                                                                              =============
Net assets represented by:
   Paid-in capital ..............................................................             $ 148,794,713
   Net unrealized appreciation on investments ...................................                13,947,124
   Accumulated undistributed net investment income ................................                      --
   Accumulated net realized losses on investments ..............................               (30,812,691)
                                                                                              -------------
Total net assets applicable to outstanding shares of beneficial interest.........             $ 131,929,146
                                                                                              =============
Shares of beneficial interest outstanding .......................................                 9,688,006
                                                                                              =============
Net asset value per share .......................................................             $       13.62
                                                                                              =============

---------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
---------------------------------------------------------------------------------------------------------
Investment income:
Interest income ...............................................................              $    528,919
Dividends (net of foreign taxes withheld of $5,979) ...........................                   332,912
                                                                                             ------------
     Total investment income ..................................................                   861,831
                                                                                             ------------
Expenses:
   Management fee .............................................................                   810,605
   Administrative fee .........................................................                   243,182
   Audit and legal fees .......................................................                    30,054
   Printing expense ...........................................................                    29,787
   Accounting fee .............................................................                    27,878
   Trustees' expense ..........................................................                    10,906
   Transfer agent fee .........................................................                     7,500
   Miscellaneous expense ......................................................                    54,335
                                                                                             ------------
     Total expenses ...........................................................                 1,214,247
                                                                                             ------------
Net investment loss ...........................................................                  (352,416)
Realized and unrealized gains (losses) on investments:
   Net realized loss on investments ...........................................               (30,757,173)
   Change in unrealized appreciation or depreciation on investments ...........                   239,589
                                                                                             ------------
Net decrease in net assets resulting from operations ..........................              $(30,870,000)
                                                                                             ============
                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series
---------------------------------------------------------------------------------------------------------
                                                                                 Years Ended December 31,
                                                                                1998                 1997
                                                                      -------------        --------------
Operations:
   Net investment income (loss) ..............................       $    (352,416)       $      84,501
   Net realized gains (losses) on investments ................         (30,757,173)          16,866,896
   Change in unrealized appreciation or depreciation on investments        239,589           (2,574,259)
                                                                     -------------        -------------
Net increase (decrease) in net assets resulting from operations ....   (30,870,000)          14,377,138
                                                                     -------------        -------------
Distributions declared from:
   Net investment income ...........................................       (51,000)            (265,000)
   Net realized gains on investments ...............................   (16,912,000)         (36,940,000)
                                                                     -------------        -------------
Total distributions ................................................   (16,963,000)         (37,205,000)
                                                                     -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold ..................................    24,033,730           56,760,177
   Cost of fund shares repurchased .................................   (61,824,339)         (66,766,579)
   Distributions reinvested ........................................    16,963,000           37,205,000
                                                                     -------------        -------------
Net increase (decrease) in net assets resulting from fund share
  transactions .....................................................   (20,827,609)          27,198,598
                                                                     -------------        -------------
Total increase (decrease) in net assets ............................   (68,660,609)           4,370,736
Net assets:
   Beginning of year ...............................................   200,589,755          196,219,019
                                                                     -------------        -------------
   End of year ..................................................... $ 131,929,146        $ 200,589,755
                                                                     =============        =============
Accumulated undistributed net investment income included in
  ending net assets ................................................$        --          $      50,834
                                                                     =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold .....................................................     1,645,338            3,128,771
   Shares repurchased ..............................................    (4,101,552)          (3,703,394)
   Distributions reinvested ........................................       998,996            2,256,218
                                                                     -------------        -------------
Net increase (decrease) ............................................    (1,457,218)           1,681,595
                                                                     =============        =============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
-------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,
                                      -----------------------------------------------------------------
                                            1998          1997          1996         1995          1994
                                        ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year     $   18.00    $   20.73     $   16.33     $   14.74    $   16.53
                                       ---------    ---------     ---------     ---------    ---------
Net investment income (loss)               (0.04)        0.01          0.04          0.04         0.06
Net realized and unrealized gains
  (losses) on investments                  (2.77)        1.25          4.36          1.69         0.09
                                       ---------    ---------     ---------     ---------    ---------
Total from investment operations           (2.81)        1.26          4.40          1.73         0.15
                                       ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income    (0.03)        --            (0.04)       (0.07)
   Distributions from net realized
     gains on investments                  (1.57)       (3.96)        --            (0.10)       (1.87)
                                       ---------    ---------     ---------     ---------    ---------
Total distributions                        (1.57)       (3.99)        --            (0.14)       (1.94)
                                       ---------    ---------     ---------     ---------    ---------
Net asset value, end of year           $   13.62     $  18.00     $   20.73     $   16.33    $   14.74
                                       =========     ========     =========     =========    =========
Total return:
Total investment return                   (17.30)%       7.81%        26.94%        11.75%        1.19%(b)
Ratios/supplemental data:
Net assets, end of year (000's)         $131,929     $200,590      $196,219      $143,248     $134,078
Ratio of expenses to average net assets     0.75%        0.73%         0.75%         0.76%        0.80%(a)
Ratio of net investment income (loss)
  to average net assets                    (0.22)%       0.04%         0.20%         0.26%        0.44%(b)
Portfolio turnover ratio                     103%          93%          100%          132%         144%

(a) These ratios were not materially affected by the reimbursement of certain expenses by the investment adviser. (b) Computed giving effect to the investment adviser's expense limitation undertaking.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                                      Market
                                                               Shares                  Value
COMMON STOCKS--(95.6%)
Banks--(2.2%)
BankAmerica                                                   100,000            $ 6,012,500
                                                                                ------------

Business Services--(2.8%)
Paychex                                                       150,000              7,715,625
                                                                                ------------

Computers and Computer Software--(15.5%)
Cisco Systems (a)                                             170,000             15,778,125
EMC (a)                                                       110,000              9,350,000
Intel                                                          60,000              7,113,750
Microsoft (a)                                                  70,000              9,708,125
                                                                                ------------
                                                                                  41,950,000
                                                                                ------------
Consumer Related--(5.4%)
Gillette                                                      135,000              6,522,188
Procter & Gamble                                               90,000              8,218,125
                                                                                ------------
                                                                                  14,740,313
                                                                                ------------
Drugs--(9.7%)
Eli Lilly & Company                                           100,000              8,887,500
Merck & Company                                                50,000              7,384,375
Pfizer                                                         80,000             10,035,000
                                                                                ------------
                                                                                  26,306,875
                                                                                ------------
Electrical Equipment--(3.8%)
General Electric                                              100,000             10,206,250
                                                                                ------------

Energy--(1.4%)
Schlumberger Limited                                           80,000              3,690,000
                                                                                ------------

Financial Services--(9.4%)
American Express                                               75,000              7,668,750
Citigroup                                                     150,000              7,425,000
Fannie Mae                                                    140,000             10,360,000
                                                                                ------------
                                                                                  25,453,750
                                                                                ------------
Food, Beverage and Tobacco--(2.2%)
Coca-Cola                                                      90,000              6,018,750
                                                                                ------------

Health Care--(2.8%)
Cardinal Health                                               100,000              7,587,500
                                                                                ------------

Insurance--(3.5%)
American International Group                                  100,000              9,662,500
                                                                                ------------

                                                                                      Market
                                                               Shares                  Value
Leisure and Entertainment--(6.2%)
Time Warner                                                   200,000           $ 12,412,500
Walt Disney                                                   150,000              4,500,000
                                                                                ------------
                                                                                  16,912,500
                                                                                ------------
Medical Supplies--(3.4%)
Medtronic                                                     125,000              9,281,250
                                                                                ------------

Retail--(9.2%)
Home Depot                                                    200,000             12,237,500
Kohl's (a)                                                    160,000              9,830,000
Walgreen Co.                                                   50,000              2,928,125
                                                                                ------------
                                                                                  24,995,625
                                                                                ------------
Rubber, Plastic and Related--(1.9%)
Illinois Tool Works                                            90,000              5,220,000
                                                                                ------------

Telecommunications--(16.2%)
LM Ericsson Telecommunications ADRs                           210,000              5,026,875
Lucent Technologies                                            90,000              9,900,000
Motorola                                                      125,000              7,632,812
Tellabs (a)                                                   130,000              8,913,125
MCI WorldCom (a)                                              175,000             12,556,250
                                                                                ------------
                                                                                  44,029,062
                                                                                ------------
Total Common Stocks
(Cost $111,082,021)                                                              259,782,500
                                                                                ------------
                                                            Principal
                                                              Amount
SHORT-TERM OBLIGATION--(4.4%)
Commercial Paper--(4.4%)
Associates Corp. of North America
   5.080% 1/4/99
   (Cost $11,934,945)                                     $11,940,000             11,934,945
                                                                                ------------

Total Investments--(100.0%)
(Cost $123,016,966) (b)                                                           271,717,445
Other Assets, less Liabilities--(0.0%)                                              (133,567)
                                                                                 ------------
Total Net Assets (100.0%)                                                        $271,583,878
                                                                                 ============

Notes to Portfolio of Investments
-------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $123,018,206. Net unrealized appreciation was $148,699,239, comprised of gross unrealized appreciation of $149,836,222 and gross unrealized depreciation of $1,136,983.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
-------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $123,016,966) ...........              $271,717,445
Dividends receivable ..................................................                   144,417
Receivable for fund shares sold .......................................                    65,824
Cash ..................................................................                    58,681
Other assets ..........................................................                    12,599
                                                                                     ------------
     Total assets .....................................................               271,998,966
                                                                                     ------------
Liabilities:
Payable for fund shares repurchased ...................................                   244,520
Payable to investment adviser .........................................                   136,629
Accrued expenses payable ..............................................                    33,939
                                                                                     ------------
     Total liabilities ................................................                   415,088
                                                                                     ------------
Net assets ............................................................              $271,583,878
                                                                                     ============
Net assets represented by:
   Paid-in capital ....................................................              $114,312,846
   Net unrealized appreciation on investments .........................               148,700,739
   Accumulated net realized gains on investments ......................                 8,081,725
   Accumulated undistributed net investment income ....................                   488,568
                                                                                     ------------
Total net assets applicable to outstanding shares of beneficial interest             $271,583,878
                                                                                     ============
Shares of beneficial interest outstanding ...............................               6,238,558
                                                                                     ============
Net asset value per share ...............................................            $      43.53
                                                                                     ============

-------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
-------------------------------------------------------------------------------------------------
Investment income:
Dividends ...............................................................             $ 1,677,970
Interest income .........................................................                 449,624
                                                                                      -----------
     Total investment income ........................................................   2,127,594
                                                                                      -----------
Expenses:
   Management fee .......................................................               1,177,442
   Administrative fee ...................................................                 353,233
   Accounting fee .......................................................                  29,708
   Audit and legal fees .................................................                  25,049
   Printing expense .....................................................                  24,864
   Trustees' expense ...............................................................       15,401
   Transfer agent fee ..................................................................... 7,500
   Miscellaneous expense ................................................                   5,177
                                                                                      -----------
     Total expenses ..........................................................          1,638,374
                                                                                      -----------
Net investment income .......................................................             489,220
Realized and unrealized gains on investments:
   Net realized gains on investments ..........................................         8,083,201
   Change in unrealized appreciation or depreciation on investments......              50,182,311
                                                                                      -----------
Net increase in net assets resulting from operations.....................             $58,754,732
                                                                                      ===========
                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
------------------------------------------------------------------------------------------------------
                                                                             Years Ended December 31,
                                                                            1998                 1997
Operations:
   Net investment income .........................................      $     489,220        $     610,654
   Net realized gains on investments .............................          8,083,201           12,625,736
   Change in unrealized appreciation or depreciation on investments .      50,182,311           39,257,702
                                                                        -------------        -------------
Net increase in net assets resulting from operations ................      58,754,732           52,494,092
                                                                        -------------        -------------
Distributions declared from:
   Net investment income .............................................       (590,000)           (710,000)
   Net realized gains on investments .............................        (12,603,000)         (7,500,000)
                                                                        -------------        -------------
Total distributions ...................................................   (13,193,000)          (8,210,000)
                                                                        -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold .....................................    61,216,357           35,528,562
   Cost of fund shares repurchased ....................................   (61,786,672)         (36,502,167)
   Distributions reinvested ...........................................    13,193,000            8,210,000
                                                                        -------------        -------------
Net increase in net assets resulting from fund share transactions .....    12,622,685            7,236,395
                                                                        -------------        -------------
Total increase in net assets ..........................................    58,184,418           51,520,487
Net assets:
   Beginning of year ..................................................   213,399,461          161,878,974
                                                                        -------------        -------------
   End of year ........................................................ $ 271,583,878        $ 213,399,461
                                                                        =============        =============
Accumulated undistributed net investment income included in
  ending net assets .............................................       $     488,568        $     589,348
                                                                        =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold ..................................................           1,526,333            1,104,794
   Shares repurchased ...........................................          (1,560,693)          (1,131,238)
   Distributions reinvested .....................................             366,676              274,215
                                                                        -------------        -------------
Net increase ....................................................             332,316              247,771
                                                                        =============        =============

----------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
----------------------------------------------------------------------------------------------------------
                                                                               Years Ended December 31,
                                         -----------------------------------------------------------------
                                               1998          1997          1996         1995          1994
                                           ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year         $   36.13    $   28.61     $   23.59     $   18.11    $   20.65
                                           ---------    ---------     ---------     ---------    ---------
Net investment income                           0.08         0.10          0.13          0.15         0.15
Net realized and unrealized gains (losses)
   on investments                               9.54         8.84          4.89          6.68        (1.46)
                                            ---------    ---------     ---------     ---------    ---------
Total from investment operations                9.62         8.94          5.02          6.83        (1.31)
                                            ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income        (0.10)       (0.12)           --         (0.15)       (0.17)
   Distributions from net realized gains
     on investments                            (2.12)       (1.30)           --         (1.20)       (1.06)
                                            ---------    ---------     ---------     ---------    ---------
Total distributions                            (2.22)       (1.42)           --         (1.35)       (1.23)
                                           ---------    ---------     ---------     ---------    ---------
Net asset value, end of year               $   43.53    $   36.13     $   28.61     $   23.59    $   18.11
                                           =========    =========     =========     =========    =========
Total return:
Total investment return                        27.91%       32.28%        21.28%        37.73%      (6.35)%
Ratios/supplemental data:
Net assets, end of year (000's)             $271,584     $213,399      $161,879      $136,834      $98,733
Ratio of expenses to average net assets         0.70%        0.71%         0.73%         0.74%        0.77%
Ratio of net investment income to average
  net assets                                    0.21%        0.32%         0.49%         0.72%        0.75%
Portfolio turnover ratio                          40%          28%           35%           41%          72%

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------------------------------------------
                                                                                                    Market
                                                                                  Shares            Value
COMMON STOCKS--(57.6%)
Automotive--(1.1%)
Ford Motor Company......................................                          70,000     $  4,108,125
                                                                                             ------------

Banks--(3.9%)
Banc One................................................                          53,000        2,706,312
BankAmerica.............................................                          54,000        3,246,786
Bayerische Vereinsbank..................................                          33,000        2,585,672
Royal Bank of Scotland Group............................                         225,000        3,620,012
U.S. Bancorp............................................                          60,000        2,130,000
                                                                                             ------------
                                                                                               14,288,782
                                                                                             ------------
Building and Construction--(1.3%)
Masco...................................................                          80,000        2,300,000
Royal Group Technologies Limited (a)....................                         100,000        2,231,250
                                                                                             ------------
                                                                                                4,531,250
                                                                                             ------------
Chemicals--(1.5%)
E.I. du Pont de Nemours.................................                          48,000        2,547,000
Monsanto................................................                          58,100        2,759,750
                                                                                             ------------
                                                                                                5,306,750
                                                                                             ------------
Commercial Services--(1.1%)
Unilever................................................                          47,000        3,898,062
                                                                                             ------------

Computers--(1.3%)
Microsoft (a)...........................................                          35,000        4,854,062
                                                                                             ------------

Drugs and Health Care--(7.6%)
Abbott Laboratories.....................................                          85,000        4,165,000
ALZA (a)................................................                          47,000        2,455,750
American Home Products..................................                          72,000        4,054,500
Bristol-Myers Squibb....................................                          34,000        4,549,625
Elan ADRs (a)...........................................                          41,000        2,852,062
Eli Lilly & Company.....................................                          55,000        4,888,125
Pfizer..................................................                          36,000        4,515,750
                                                                                             ------------
                                                                                               27,480,812
                                                                                             ------------
Electrical Equipment--(2.8%)
Emerson Electric........................................                          62,000        3,751,000
General Electric........................................                          50,000        5,103,125
Hubbell, class B........................................                          37,000        1,406,000
                                                                                             ------------
                                                                                               10,260,125
                                                                                             ------------
Electronics--(2.7%)
AMP.....................................................                          52,000        2,707,250
Intel...................................................                          35,000        4,149,687
Motorola................................................                          45,000        2,747,813
                                                                                             ------------
                                                                                                9,604,750
                                                                                             ------------

                                                                                                   Market
                                                                                  Shares            Value
Financial Services--(3.7%)
Citigroup...............................................                          72,500     $  3,588,750
Freddie Mac.............................................                          73,000        4,703,938
Fannie Mae..............................................                          31,000        2,294,000
Heller Financial........................................                         101,000        2,966,875
                                                                                             ------------
                                                                                               13,553,563
                                                                                             ------------
Food, Beverage and Tobacco--(2.5%)
PepsiCo.................................................                          70,000        2,865,625
Philip Morris Companies.................................                          65,000        3,477,500
Sara Lee................................................                         100,000        2,818,750
                                                                                             ------------
                                                                                                9,161,875
                                                                                             ------------
Funeral Services--(0.7%)
Service Corporation International.......................                          70,000        2,664,375
                                                                                             ------------

Housewares--(0.3%)
Newell..................................................                          30,000        1,237,500
                                                                                             ------------

Index Depositary Receipts--(2.9%)
S&P 400 Depositary Receipts.............................                          50,000        3,646,875
S&P 500 Depositary Receipts.............................                          28,400        3,493,200
World Equity Benchmark Shares (WEBS)
   Japan Index Series...................................                         310,000        3,177,500
                                                                                             ------------
                                                                                               10,317,575
                                                                                             ------------
Insurance--(0.8%)
American International Group............................                          30,000        2,898,750
                                                                                             ------------

Medical Technology--(1.7%)
IMS Health..............................................                          41,000        3,092,937
Medtronic...............................................                          41,000        3,044,250
                                                                                             ------------
                                                                                                6,137,187
                                                                                             ------------
Networking Products--(1.7%)
Cisco Systems (a).......................................                          67,000        6,218,438
                                                                                             ------------

Oil and Gas--(1.7%)
British Petroleum ADRs (a)..............................                          31,000        2,778,375
Conoco (a)..............................................                          35,600          743,150
Mobil...................................................                          30,000        2,613,750
                                                                                             ------------
                                                                                                6,135,275
                                                                                             ------------
Radio and Television--(2.0%)
Clear Channel Communications (a)........................                          50,000        2,725,000
Comcast.................................................                          55,000        3,227,812
Infinity Broadcasting (a)...............................                          43,300        1,185,338
                                                                                             ------------
                                                                                                7,138,150
                                                                                             ------------

SCHEDULE OF INVESTMENTS                                                                            Market
(Continued)                                                                       Shares            Value
COMMON STOCKS (Continued)
Real Estate--(1.2%)
Equity Residential Properties Trust.....................                          48,000     $  1,941,000
Reckson Associates Realty Corporation...................                         103,800        2,303,063
                                                                                             ------------
                                                                                                4,244,063
                                                                                             ------------
Retail--(4.5%)
Home Depot..............................................                          95,000        5,812,813
Kohl's (a)..............................................                          52,000        3,194,750
Saks (a)................................................                          54,000        1,704,375
Wal-Mart Stores.........................................                          70,000        5,700,625
                                                                                             ------------
                                                                                               16,412,563
                                                                                             ------------
Telecommunications--(7.5%)
AirTouch Communications (a).............................                          65,000        4,688,125
Ameritech...............................................                          86,000        5,450,250
Lucent Technologies.....................................                          35,000        3,850,000
MCI WorldCom (a)........................................                          75,000        5,381,250
Telebras ADRs...........................................                          25,000        1,817,187
Tele-Communications, Inc. (a)...........................                          55,000        3,042,188
Tellabs (a).............................................                          40,000        2,742,500
                                                                                             ------------
                                                                                               26,971,500
                                                                                             ------------
Utilities--(2.3%)
Endesa ADRs.............................................                         100,000        2,700,000
Enron...................................................                          42,000        2,396,625
Kinder Morgan Energy Partners, L.P......................                          92,409        3,349,826
                                                                                             ------------
                                                                                                8,446,451
                                                                                             ------------
Water Treatment Systems--(0.8%)
U.S. Filter (a).........................................                         130,000        2,973,750
                                                                                             ------------
Total Common Stocks
(Cost $145,506,064).....................................                                      208,843,733
                                                                                             ------------
                                                                                     Par
                                                                                   Value
LONG-TERM OBLIGATIONS--(36.8%)
Aerospace and Defense--(0.5%)
Raytheon
   6.150% 11/1/08.......................................                      $1,750,000        1,791,037
                                                                                             ------------

Air Transportation--(0.7%)
Federal Express 1994
   Pass-Through Certificates
   Series A1 7.530% 9/23/06.............................                       1,575,000        1,677,343
United Airlines 1991
   Pass-Through Certificates
   Series A1 9.200% 3/22/08.............................                         642,141          741,531
                                                                                             ------------
                                                                                                2,418,874
                                                                                             ------------

                                                                                     Par           Market
                                                                                   Value            Value
Asset-Backed Securities--(0.6%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22..............................                      $1,760,646     $  1,746,156
Greentree Home Improvement
   Loan Trust Series 1994-A Class A
   7.050%  3/15/14......................................                         471,717          485,048
                                                                                             ------------
                                                                                                2,231,204
                                                                                             ------------
Banks--(1.9%)
Den Danske Bank
   6.550% 9/15/03.......................................                       2,250,000        2,327,850
Deutsche Ausgleichsbank
   7.000% 9/24/01.......................................                       2,250,000        2,345,895
First Chicago NBD
   6.125% 2/15/06.......................................                       2,250,000        2,288,228
                                                                                             ------------
                                                                                                6,961,973
                                                                                             ------------
Construction and Housing--(0.7%)
Hanson Overseas 6.750% 9/15/05..........................                       2,500,000        2,617,375
                                                                                             ------------

Extractive-Energy--(0.8%)
BOC Group 5.875% 1/29/01................................                       2,750,000        2,795,567
                                                                                             ------------

Financial--(3.5%)
Associates Corp. of North America
   7.500% 4/15/02.......................................                       4,000,000        4,240,280
   6.950% 11/1/18.......................................                       2,350,000        2,496,593
Lehman Brothers Commercial Conduit
   Mortgage Trust Series 1998-C4
   Class A1B
   6.210% 10/15/08......................................                       1,250,000        1,271,100
Household Finance
   5.875% 11/1/02.......................................                       2,500,000        2,498,800
Transamerica Finance
   6.125% 11/1/01.......................................                       2,000,000        2,014,180
                                                                                             ------------
                                                                                               12,520,953
                                                                                             ------------
Industrial--(1.3%)
Safeway
   5.750% 11/15/00......................................                       1,500,000        1,500,090
USX
   6.850% 3/1/08........................................                       3,000,000        3,027,660
                                                                                             ------------
                                                                                                4,527,750
                                                                                             ------------
Insurance--(0.8%)
Prudential Insurance
   7.650% 7/1/07........................................                       2,500,000        2,751,675
                                                                                             ------------

Telecommunications--(0.7%)
U.S. West Capital Funding
   6.250% 7/15/05.......................................                       2,500,000        2,589,075
                                                                                             ------------

SCHEDULE OF INVESTMENTS                                                              Par           Market
(Continued)                                                                        Value            Value
LONG-TERM OBLIGATIONS (Continued)
U.S. Government and Agency Obligations--(24.6%)
FHLMC Gold
   6.500% 12/1/10.......................................                      $  734,968     $    745,993
   6.500% 5/1/11........................................                         674,857          684,980
   6.500% 6/1/11........................................                       4,634,480        4,703,384
   12.000% 7/1/20.......................................                         892,447        1,018,782
   6.500% 3/1/26........................................                       3,141,908        3,164,498
   6.500% 6/1/26........................................                       2,095,128        2,110,192
   6.500% 2/1/27........................................                         970,927          977,908
   6.500% 3/1/27........................................                       2,609,388        2,628,150
   6.500% 4/1/27........................................                         913,353          919,920
   6.500% 9/15/28.......................................                       2,583,484        2,601,258
   7.000% 10/15/28......................................                       2,499,658        2,549,652
FNMA Medium-Term Note
   5.980% 11/12/02......................................                       3,100,000        3,203,292
GNMA
   6.625% 7/20/25.......................................                         518,302          523,915
   8.000% 3/15/26.......................................                       3,376,995        3,509,981
   6.000% 12/15/28......................................                       5,047,942        5,002,208
U.S. Treasury Bonds
   6.500% 8/15/05.......................................                       4,000,000        4,395,360
   7.250% 5/15/16.......................................                       5,500,000        6,662,810
   7.875% 2/15/21.......................................                       4,500,000        5,920,065
   7.125% 2/15/23.......................................                       4,150,000        5,114,585
U.S. Treasury Notes
   6.750% 4/30/00.......................................                         400,000          410,516
   6.375% 5/15/00.......................................                       8,200,000        8,384,172
   7.875% 8/15/01.......................................                         500,000          539,605
   6.250% 2/15/03.......................................                       5,250,000        5,553,923
   5.750% 8/15/03.......................................                       8,000,000        8,356,160
   6.500% 10/15/06......................................                       8,100,000        8,985,087
                                                                                             ------------
                                                                                               88,666,396
                                                                                             ------------
Utilities--(0.7%)
National Rural Utilities
   5.000% 10/1/02.......................................                       2,750,000        2,709,822
                                                                                             ------------

Total Long-Term Obligations
(Cost $126,666,796).....................................                                      132,581,701
                                                                                             ------------

                                                                                     Par           Market
                                                                                   Value            Value
SHORT-TERM OBLIGATIONS
Commercial Paper--(5.1%)
Countrywide Home Loans
   5.100% 1/4/99
   (Cost $18,572,104)...................................                     $18,580,000    $  18,572,104
                                                                                             ------------
Total Investments--(99.5%)
(Cost $290,744,964) (b).................................                                      359,997,538
Other Assets, Less Liabilities--(0.5%)...................                                       1,825,594
                                                                                             ------------
Total Net Assets--(100.0%)...............................                                    $361,823,132
                                                                                             ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $290,975,842. Net unrealized appreciation was $69,021,696, comprised of gross unrealized appreciation of $71,786,107 and gross unrealized depreciation of $2,764,411.

-------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 1998
-------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $290,744,964) .................              $359,997,538
Dividends and interest receivable ...........................................                 2,347,698
Receivable for fund shares sold .............................................                   225,307
Other assets ................................................................                    29,043
                                                                                           ------------
     Total assets ...........................................................               362,599,586
                                                                                           ------------
Liabilities:
Payable for fund shares repurchased .........................................                   509,295
Payable to investment adviser ...............................................                   160,651
Accrued expenses payable ....................................................                   106,508
                                                                                           ------------
     Total liabilities ......................................................                   776,454
                                                                                           ------------
Net assets ..................................................................              $361,823,132
                                                                                           ============
Net assets represented by:
   Paid-in capital ..........................................................              $263,669,853
   Net unrealized appreciation on investments and foreign currencies ........                69,251,883
   Accumulated net realized gains on investments ............................                18,823,070
   Accumulated undistributed net investment income ..........................                10,078,326
                                                                                           ------------
Total net assets applicable to outstanding shares of beneficial interest ....              $361,823,132
                                                                                           ============
Shares of beneficial interest outstanding ...................................                21,108,511
                                                                                           ============
Net asset value per share ...................................................              $      17.14
                                                                                           ============

----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
----------------------------------------------------------------------------------------------------
Investment income:
Interest income .............................................................             $ 9,592,416
Dividend income (net of foreign taxes withheld of $56,253) ..................               2,608,562
                                                                                          -----------
     Total investment income ................................................              12,200,978
                                                                                          -----------
Expenses:
   Management fee ...........................................................               1,503,385
   Administrative fee .......................................................                 495,128
   Printing expense .........................................................                  33,098
   Accounting fee ...........................................................                  31,664
   Audit and legal fees .....................................................                  22,861
   Trustees' expense ........................................................                  20,730
   Transfer agent fee .......................................................                   7,500
   Miscellaneous expense ....................................................                  72,347
                                                                                          -----------
     Total expenses .........................................................               2,186,713
                                                                                          -----------
Net investment income .......................................................              10,014,265
Realized and unrealized gains on investments:
   Net realized gains on investments ........................................              18,531,725
   Net realized gains on foreign currency transactions ......................                  65,350
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations ......................................              11,666,861
                                                                                          -----------
Net increase in net assets resulting from operations ........................             $40,278,201
                                                                                          ===========

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
----------------------------------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                                            1998                 1997
                                                                        -------------        -------------
Operations:
   Net investment income ...........................................    $  10,014,265        $  10,232,534
   Net realized gains on investments and foreign currency transactions     18,597,075           21,484,426
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations ..............................      11,666,861           17,140,868
                                                                        -------------        -------------
Net increase in net assets resulting from operations ................      40,278,201           48,857,828
                                                                        -------------        -------------
Distributions declared from:
   Net investment income ............................................      (9,760,000)        (10,262,000)
   Net realized gains on investments ................................     (21,501,000)         (25,340,000)
                                                                        -------------        -------------
Total distributions .................................................     (31,261,000)         (35,602,000)
                                                                        -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold ...................................      56,464,510           30,523,814
   Cost of fund shares repurchased ..................................     (59,952,201)         (53,533,240)
   Distributions reinvested .........................................      31,261,000           35,602,000
                                                                        -------------        -------------
Net increase in net assets resulting from fund share transactions ...      27,773,309           12,592,574
                                                                        -------------        -------------
Total increase in net assets ........................................      36,790,510           25,848,402
Net assets:
   Beginning of year ................................................     325,032,622          299,184,220
                                                                        -------------        -------------
   End of year ......................................................   $ 361,823,132        $ 325,032,622
                                                                        =============        =============
Accumulated undistributed net investment income included in ending
  net assets ........................................................   $  10,111,932        $   9,886,114
                                                                        =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold ......................................................       3,429,829            1,916,696
   Shares repurchased ...............................................      (3,644,905)          (3,350,160)
   Distributions reinvested .........................................       1,989,880            2,387,734
                                                                        -------------        -------------
Net increase ........................................................       1,774,804              954,270
                                                                        =============        =============

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series
-----------------------------------------------------------------------------------------------------
                                                                Years Ended December 31,
                                    -----------------------------------------------------------------
                                          1998          1997          1996         1995          1994
                                      ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year   $   16.81    $   16.28     $   14.08     $   12.18    $   13.11
                                      --------    ---------     ---------     ---------    ---------
Net investment income                     0.48         0.53          0.57          0.48         0.51
Net realized and unrealized gains
  (losses) on investments                 1.48         1.96          1.63          2.61        (0.93)
                                     ---------    ---------     ---------     ---------    ---------
Total from investment operations          1.96         2.49          2.20          3.09        (0.42)
                                     ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income  (0.51)       (0.56)        --            (0.48)       (0.51)
   Distributions from net realized
      gains on investments               (1.12)       (1.40)        --            (0.71)          --
                                     ---------    ---------     ---------     ---------    ---------
Total distributions                      (1.63)       (1.96)        --            (1.19)       (0.51)
                                     ---------    ---------     ---------     ---------    ---------
Net asset value, end of year         $   17.14    $   16.81     $   16.28     $   14.08    $   12.18
                                     =========    =========     =========     =========    =========
Total return:
Total investment return                  12.54%       16.82%        15.63%        25.43%        (3.19)%
Ratios/supplemental data:
Net assets, end of year (000's)        $361,823     $325,033      $299,184      $277,014     $196,278
Ratio of expenses to average net assets    0.65%        0.66%         0.67%         0.66%        0.68%
Ratio of net investment income to
  average net assets                       3.00%        3.18%         3.68%         3.12%        4.01%
Portfolio turnover ratio (a)                 61%          44%           76%           66%          71%

(a) Portfolio turnover includes dollar roll transactions.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                               Par                 Market
                                                                             Value                  Value
ASSET-BACKED SECURITIES--(16.1%)
Amresco Residential Securities Mortgage
   Loan Trust Series 1996-3 Class A5
   7.550% 2/25/23                                                       $1,135,000             $1,156,974
Asset Securitization Corporation
   Series 1997-D5 Class A1C
   6.750% 2/14/41                                                        1,375,000              1,426,989
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 3/15/28                                                        1,250,000              1,290,463
Delta Funding Home Equity Loan Trust
   Series 1998-2 Class A6F
   6.370% 7/15/28                                                        1,000,000                993,750
First Boston Home Equity Loan
   Pass-Through Certificates Series
   1993-H1, Class A-IO
   (effective yield 12.820%) 9/28/13                                     2,692,909                105,185
First Plus Home Loan Trust Series 1996-3
   Class A3 7.050% 11/20/08                                              1,000,000              1,000,860
Green Tree Financial Corporation
   Series 1997-6 Class A8
   7.070% 1/15/29                                                        1,451,961              1,542,432
Green Tree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                                                          353,788                363,786
IMC Home Equity Loan Trust
   Series 1997-3 Class M2
   7.550% 8/20/28                                                        1,000,000              1,006,390
Lehman Brothers Commercial
   Conduit Mortgage Trust
   Series 1998-C4 Class A1B
   6.210% 10/15/08                                                       1,800,000              1,830,384
Mego Mortgage Home Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                                                        1,500,000              1,503,750
Mid-State Trust Series 6 Class A1
   7.340% 7/01/35                                                        1,992,715              2,038,369
UCFC Home Equity Loan
   Series 1997-C Class A7
   6.875% 1/15/29                                                        1,275,000              1,302,923
                                                                                               ----------
Total Asset-Backed Securities
(Cost $15,363,678)                                                                             15,562,255
                                                                                               ----------

MORTGAGE-BACKED SECURITIES--(8.8%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                                                 665,134                659,659
Citicorp Mortgage Securities
   Series 1987-10 Class A1
   10.000% 7/1/17                                                           98,745                103,317

                                                                               Par                 Market
                                                                             Value                  Value
MORTGAGE-BACKED SECURITIES (Continued)
Comfed Savings Bank ARM
   Series 1987-1 Class A
   7.550% 1/1/18                                                       $   104,653            $    91,048
Glendale Federal Bank Series 1978-A
   9.125% 1/25/08                                                           17,949                 19,126
Imperial Savings Association ARM
   Series 1987-4 Class A
   8.826% 7/25/17                                                           20,143                 21,161
Merrill Lynch Mortgage Investors
   Series 1995-C3 Class A3 ARM
        7.088% 12/26/25                                                  2,000,000              2,106,740
   Series 1987-A ARM
        5.890% 11/15/26                                                     66,588                 67,821
Merrill Lynch Trust Series 20 Class D
   8.000% 12/20/18                                                         829,520                847,554
Nomura Asset Securities Corporation
   Series 1996-MD5 Class A1B
   7.120% 4/13/36                                                        1,000,000              1,064,470
Residential Funding Mortgage Securities
   Series 1998-HI2 Class A3
   6.330% 11/25/14                                                       1,000,000              1,008,170
Residential Asset Securities Corporation
   Series 1998-KS2 Class AI1
   6.775% 7/25/29                                                          762,797                761,958
Sears Mortgage Securities Series 1987-A
   6.500% 3/25/17                                                            4,755                  4,797
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
        (effective yield 12.960%) 2/25/28                                8,515,721                468,365
   Series 1996-CFL Class C
        6.525% 2/25/28                                                   1,242,500              1,249,098
                                                                                               ----------
Total Mortgage-Backed Securities
(Cost $8,227,551)                                                                               8,473,284
                                                                                               ----------

CORPORATE SECURITIES--(6.0%)
GMAC Euro 6.750% 7/10/02                                                 1,000,000              1,030,430
National Power 7.125% 7/11/01                                            1,500,000              1,570,785
Noram Energy 6.500% 2/1/08                                               1,500,000              1,529,550
Zurich Capital Trust I 8.376% 6/1/37 (a)                                 1,450,000              1,662,643
                                                                                               ----------
Total Corporate Securities
(Cost $5,450,765)                                                                               5,793,408
                                                                                               ----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                        Par                 Market
(Continued)                                                                  Value                  Value
FHLMC CERTIFICATES--(10.2%)
8.500% 5/1/06 Gold                                                     $    81,949            $    84,587
6.500% 6/1/08                                                               18,503                 18,769
6.500% various due dates to
   6/1/09 Gold                                                           1,486,243              1,507,616
10.750% 11/1/09                                                            165,059                179,812
12.000% 7/1/13                                                              54,966                 62,060
11.250% various due dates to 11/1/15                                        58,794                 65,712
10.500% various due dates to 2/1/19                                        166,757                183,745
12.000% 7/1/20 Gold                                                        642,562                733,523
7.500% various due dates to
   5/1/24 Gold                                                           5,091,070              5,233,956
7.000% 1/1/26                                                            1,783,247              1,819,465
                                                                                               ----------
Total FHLMC Certificates
(Cost $9,556,159)                                                                               9,889,245
                                                                                               ----------

FNMA CERTIFICATES--(35.9%)
10.500% 2/1/01                                                              35,300                 35,984
12.250% 9/1/12 FHA/VA Guaranteed                                            71,032                 81,532
10.250% 2/1/16                                                             118,562                130,270
10.000% various due dates to 3/1/16                                        231,923                250,783
9.000% various due dates to 5/1/20                                         116,873                124,020
6.000% various due dates to 2/1/25                                      10,375,642             10,365,954
7.000% various due dates to 8/1/25                                       3,881,959              3,963,365
6.500% various due dates to 1/1/26                                      13,528,843             13,617,845
8.500% various due dates to 2/1/28                                       5,998,222              6,175,085
                                                                                               ----------
Total FNMA Certificates
(Cost $34,185,362)                                                                             34,744,838
                                                                                               ----------

GNMA CERTIFICATES--(16.9%)
8.000% various due dates to 7/15/08                                      4,744,349              4,925,877
11.500% various due dates to 5/15/13                                       397,410                451,307
8.500% 2/15/17                                                             169,234                181,292
10.000% various due dates to 11/15/19                                      453,947                496,931
9.000% various due dates to 1/15/20                                      1,291,964              1,390,595
9.500% various due dates to 8/15/22                                      1,257,035              1,359,676
7.000% 4/15/23                                                             438,506                448,645
6.625% 7/20/25                                                           1,036,604              1,047,830
6.500% various due dates to 3/15/28                                      5,924,731              5,983,225
                                                                                               ----------
Total GNMA Certificates
(Cost $16,112,702)                                                                             16,285,378
                                                                                               ----------

                                                                               Par                 Market
                                                                             Value                  Value
REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(0.8%)
FHLMC Series 11 Class C
   9.500% 4/15/19                                                       $   22,099            $    22,263
FNMA Series 1988-4 Class Z
   9.250% 3/25/18                                                          729,747                776,510
                                                                                               ----------
Total Real Estate Mortgage
Investment Conduits
(Cost $788,523)                                                                                   798,773
                                                                                               ----------

U.S. GOVERNMENT SECURITIES--(2.2%)
U.S. Treasury Bonds
   6.750% 8/15/26                                                          800,000                958,464
   6.375% 8/15/27                                                        1,000,000              1,149,600
                                                                                              -----------
Total U.S. Government Securities
(Cost $1,812,914)                                                                               2,108,064
                                                                                               ----------

SHORT-TERM OBLIGATIONS--(2.0%)
Commercial Paper--(2.0%)
Associates Corp. of North America
   5.080% 1/4/99
   (Cost $1,929,183)                                                     1,930,000              1,929,183
                                                                                              -----------
Total Investments--(98.9%)
  (Cost $93,426,837) (b)                                                                       95,584,428
Other Assets, Less Liabilities--(1.1%)                                                          1,108,106
                                                                                               ----------
Total Net Assets--(100.0%)                                                                    $96,692,534
                                                                                              ===========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)Private placement security. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution.
   Any resale must be in an exempt transaction, normally to other institutional investors. At December 31, 1999, the value of the Fund's restricted security was $1,662,643 (cost of $1,450,000) which represented 1.7% of net assets. This security is not deemed to be illiquid.

(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $2,157,591, comprised of gross unrealized appreciation of $2,418,644 and gross unrealized depreciation of $261,053.

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $93,426,837).....................         $ 95,584,428
Interest receivable ...........................................................              671,072
Receivable for fund shares sold ...............................................              602,857
Cash ..........................................................................               36,091
Other assets ..................................................................                8,576
                                                                                        ------------
     Total assets .............................................................           96,903,024
                                                                                        ------------
Liabilities:
Payable for fund shares repurchased ...........................................               94,610
Payable to investment adviser .................................................               45,426
Accrued expenses payable ......................................................               70,454
                                                                                        ------------
     Total liabilities ........................................................              210,490
                                                                                        ------------
Net assets ....................................................................         $ 96,692,534
                                                                                        ============
Net assets represented by:
   Paid-in capital ............................................................         $ 92,323,491
   Accumulated undistributed net investment income ............................            5,059,907
   Net unrealized appreciation on investments .................................            2,157,591
   Accumulated net realized losses on investments .............................           (2,848,455)
                                                                                        ------------
Total net assets applicable to outstanding shares of beneficial interest.......         $ 96,692,534
                                                                                        ============
Shares of beneficial interest outstanding .....................................            8,963,610
                                                                                        ============
Net asset value per share .....................................................         $      10.79
                                                                                        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------------------------------
Investment income:
Interest income .................................................................             $5,576,038
                                                                                              ----------
Expenses:
   Management fee ...............................................................                337,593
   Administrative fee ...........................................................                126,597
   Audit and legal fees .........................................................                 28,458
   Accounting fee ...............................................................                 25,924
   Printing expense .............................................................                 16,593
   Trustees' expense ............................................................                  9,874
   Transfer agent fee ...........................................................                  7,500
   Miscellaneous expense ........................................................                 38,236
                                                                                              ----------
     Total expenses .............................................................                590,775
                                                                                              ----------
Net investment income ...........................................................              4,985,263
Realized and unrealized gains on investments:
   Net realized gains on investments ............................................                252,574
   Change in unrealized appreciation or depreciation on investments..............                272,011
                                                                                              ----------
Net increase in net assets resulting from operations ............................             $5,509,848
                                                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------------------------------
                                                                               Years Ended December 31,
                                                                              1998             1997
                                                                           ------------     ------------
Operations:
   Net investment income ...........................................       $  4,985,263    $  4,890,904
   Net realized gains on investments ...............................            252,574           3,468
   Change in unrealized appreciation or depreciation on investments .           272,011       1,494,843
                                                                           ------------    ------------
Net increase in net assets resulting from operations ................         5,509,848       6,389,215
                                                                           ------------    ------------
Distributions declared from:
   Net investment income ............................................        (4,580,000)             --
                                                                           ------------    ------------
Fund share transactions:
   Proceeds from fund shares sold ...................................        29,203,191       9,622,128
   Cost of fund shares repurchased ..................................       (15,193,948)    (14,847,051)
   Distributions reinvested .........................................         4,580,000              --
                                                                           ------------    ------------
Net increase (decrease) in net assets resulting from fund share
  transactions                                                               18,589,243      (5,224,923)
                                                                           ------------    ------------
Total increase in net assets ...........................................     19,519,091       1,164,292
Net assets:
   Beginning of year ...................................................     77,173,443      76,009,151
                                                                           ------------    ------------
   End of year .........................................................   $ 96,692,534    $ 77,173,443
                                                                           ============    ============
Accumulated undistributed net investment income included in ending
  net assets                                                               $  5,059,907    $  4,579,680
                                                                           ============    ============
Analysis of changes in shares of beneficial interest:
   Shares sold .........................................................      2,745,216         929,462
   Shares repurchased .....................................................  (1,424,260)     (1,459,037)
   Distributions reinvested .............................................       448,138              --
                                                                           ------------    ------------
Net increase (decrease) ..................................................     1,769,094        (529,575)
                                                                            ============    ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
-------------------------------------------------------------------------------------------------------
                                                               Years Ended December 31,
                                      -----------------------------------------------------------------
                                            1998         1997          1996          1995          1994
                                         --------     --------     ---------      --------     --------
Per share operating performance:
Net asset value, beginning of year       $  10.73     $   9.84     $   10.16      $   9.28     $  10.17
                                         --------     --------     ---------      --------     --------
Net investment income                        0.55         0.68          0.78          0.57         0.73
Net realized and unrealized gains
  (losses) on investments                    0.14         0.21         (0.30)         0.89        (0.89)
                                         --------     --------     ---------      --------     --------
Total from investment operations             0.69         0.89          0.48          1.46        (0.16)
                                         --------     --------     ---------      --------     --------
Less distributions:
   Dividends from net investment income     (0.63)          --         (0.80)        (0.58)       (0.73)
   Distributions from net realized gains
      on investments                           --           --            --            --           --
                                         --------     --------     ---------      --------     --------
Total distributions                         (0.63)          --         (0.80)        (0.58)       (0.73)
                                          --------     --------     ---------      --------     --------
Net asset value, end of year              $  10.79     $  10.73     $    9.84      $  10.16     $   9.28
                                          ========     ========     =========      ========     ========
Total return:
Total investment return                       6.80%        9.04%         4.70%        15.74%     (1.57)%(b)
Ratios/supplemental data:
Net assets, end of period (000's)          $96,693      $77,173       $76,009      $101,778      $72,420
Ratio of expenses to average net assets       0.70%        0.70%         0.70%(a)      0.69%       0.70%(a)
Ratio of net investment income to average
  net assets                                  5.91%        6.59%         6.71%(b)      6.76%       6.71%(b)
Portfolio turnover ratio (c)                     8%          29%           72%          112%         241%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the investment adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) Portfolio turnover includes dollar roll transactions.

                       See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 1998
----------------------------------------------------------------------------------------------------------
                                                                               Par             Amortized
                                                                             Value               Cost
COMMERCIAL PAPER--(92.4%)
Auto Lending--(3.9%)
American Honda Finance
   5.334% 1/26/99                                                       $4,000,000           $ 3,985,278
                                                                                            ------------

Consulting Services--(3.6%)
CSC Enterprises (gtd. by Computer
   Sciences) 5.208% 2/9/99                                               3,700,000             3,679,357
                                                                                            ------------

Diversified Financial Services--(11.8%)
Associates Corp. of North America
   5.083% 1/4/99                                                         3,940,000             3,938,332
Finova Capital 5.539% 1/27/99                                            4,000,000             3,984,256
Merrill Lynch & Co. 5.512% 1/20/99                                       4,000,000             3,988,452
                                                                                            ------------
                                                                                              11,911,040
                                                                                            ------------
Diversified Manufacturing Operations--(4.5%)
Eaton Corp. 5.403% 1/28/99 (b)                                           4,545,000             4,526,695
                                                                                            ------------

Electric Integrated Utility--(3.0%)
Northern Indiana Public Service
   5.450% 1/21/99                                                        3,000,000             2,990,967
                                                                                            ------------

Leasing--(3.6%)
Enterprise Funding 5.863% 1/4/99 (b)                                     3,618,000             3,616,236
                                                                                            ------------

Miscellaneous Financial--(48.3%)
Asset Securitization Corp.
   5.426% 2/18/99 (b)                                                    4,000,000             3,971,467
BAT Capital (gtd. by BAT Industries)
   5.719% 1/7/99                                                         4,000,000             3,996,200
CSN Overseas (LOC Barclays Bank)
   5.580% 1/13/99                                                        4,000,000             3,992,600
Caterpillar Financial 5.165% 1/6/99                                      3,668,000             3,665,387
Centric Capital 5.509% 1/27/99 (b)                                       3,542,000             3,528,058
International Securitization
   5.577% 1/8/99 (b)                                                     4,000,000             3,995,683
Pooled Accounts Receivable Capital
   5.392% 1/29/99 (b)                                                    4,000,000             3,983,356
Preferred Receivables Funding
   5.532% 1/22/99 (b)                                                    4,000,000             3,987,167
Receivables Capital
   5.404% 1/14/99 (b)                                                    4,000,000             3,992,258
Special Purpose Accounts Recievable
   5.282% 1/15/99 (b)                                                    3,500,000             3,492,922
TEB Funding II (LOC Societe Generale)
   5.120% 5/28/99                                                        4,000,000             3,918,333
Thames Asset Global Securitization
   No. 1 5.822% 1/14/99 (b)                                              2,000,000             1,995,811


                                                                               Par             Amortized
                                                                             Value                  Cost
Miscellaneous Financial--(continued)
Windmill Funding
   5.603% 1/12/99 (b)                                                   $4,446,000           $ 4,438,419
                                                                                            ------------
                                                                                              48,957,661
                                                                                            ------------
Mortgage Banking--(3.9%)
Countrywide Home Loans (gtd. by
   Countrywide Credit Industries)
   5.509% 1/19/99                                                        4,000,000             3,989,100
                                                                                            ------------

Natural Gas--(2.0%)
Trans de Gas Del Sur (LOC Dresdner
   Bank) 5.299% 1/21/99                                                  2,000,000             1,994,167
                                                                                            ------------

Retail - Convenience Store--(3.9%)
Southland (gtd. By Ito-Yokado)
   5.433% 1/11/99                                                        4,000,000             3,994,000
                                                                                            ------------

Sovereign Agency--(3.9%)
Province of Quebec 5.050% 3/2/99                                         4,000,000             3,966,333
                                                                                            ------------
Total Commercial Paper                                                                        93,610,834
                                                                                            ------------

CORPORATE NOTE--(4.0%)
Auto Lending--(4.0%)
GMAC
   8.000% 10/1/99                                                        4,000,000             4,086,815
                                                                                            ------------

YANKEE CERTIFICATE OF DEPOSIT--(3.9%)
Banks--(3.9%)
Canadian Imperial Bank
   5.250% 2/4/99                                                         4,000,000             4,000,000
                                                                                            ------------
Total Investments--(100.3%) (a)                                                              101,697,649

Other Assets, less Liabilities--(-0.3%)                                                         (357,529)
                                                                                            ------------
Total Net Assets--(100.0%)                                                                  $101,340,120
                                                                                            ============
Notes to Portfolio of Investments

(a)At December 31, 1998, the cost of investments for financial reporting and income tax purposes was identical.
(b)Represents private placement securities exempt from registration by Section
   4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1998, the aggregate amortized cost of the Fund's private placement securities was $41,528,072 which represented 41.0% of net assets. None of these securities were deemed illiquid.

   The interest rates listed above reflect the effective rate at the date of purchase except for the corporate note and yankee certificate of deposit, for which the interest rate represents the instrument's coupon rate.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------
Assets:
Investments, at amortized cost ................................................              $101,697,649
Interest receivable .......................................................                       114,117
Receivable for fund shares sold ...........................................                         9,435
Cash ......................................................................                         2,903
Other assets ..............................................................                         9,431
                                                                                             ------------
     Total assets ............................................................                101,833,535
                                                                                             ------------
Liabilities:
Payable for fund shares repurchased ...........................................                   380,975
Payable to investment adviser .................................................                    44,389
Accrued expenses payable ......................................................                    68,051
                                                                                             ------------
     Total liabilities ........................................................                   493,415
                                                                                             ------------
Net assets ....................................................................              $101,340,120
                                                                                             ============
Net assets represented by:
   Paid-in capital ............................................................              $101,340,120
                                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest ......              $101,340,120
                                                                                             ============
Shares of beneficial interest outstanding .....................................               101,340,120
                                                                                             ============
Net asset value per share .....................................................              $       1.00
                                                                                             ============

---------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
---------------------------------------------------------------------------------------------------------
Investment income:
Interest income ..........................................................                   $4,534,723
                                                                                             ----------
Expenses:
   Management fee ........................................................                      281,246
   Administrative fee ....................................................                      121,428
   Accounting fee ........................................................                       25,907
   Audit and legal fees ..................................................                       21,954
   Trustees' expense .....................................................                        9,446
   Transfer agent fee ....................................................                        7,500
   Printing expense ......................................................                       16,968
   Miscellaneous expense .................................................                       18,402
                                                                         .                   ----------
     Total expenses ......................................................                      502,851
                                                                          .                  ----------
Net investment income .....................................................                   4,031,872
                                                                                             ----------
Net increase in net assets resulting from operations .......................                 $4,031,872
                                                                                             ==========

STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
-------------------------------------------------------------------------------------------------------
                                                                               Years Ended December 31,
                                                                               1998                1997
                                                                      -------------       -------------
Operations:
     Net investment income .................................          $   4,031,872      $   3,418,664
                                                       .              -------------      -------------
Net increase in net assets resulting from operations .......              4,031,872          3,418,664
                                                                      -------------      -------------
Distributions declared from:
   Net investment income ...................................             (4,031,872)        (3,418,664)
                                                                 -------------           -------------
Fund share transactions:
   Proceeds from fund shares sold ...........................             89,315,213         67,656,312
   Cost of fund shares repurchased ..........................            (59,143,689)       (69,399,644)
   Distributions reinvested .................................              4,031,872          3,418,664
                                                                       -------------      -------------
Net increase in net assets resulting from fund share transactions .       34,203,396          1,675,332
                                                                       -------------      -------------
Total increase in net assets ......................................       34,203,396         1,675,332
Net assets:
   Beginning of year ..............................................       67,136,724        65,461,392
                                                                       -------------        -------------
   End of year ....................................................    $ 101,340,120     $  67,136,724
                                                                       =============     =============
Analysis of changes in shares of beneficial interest:
   Shares sold .....................................................      89,315,213        67,656,312
   Shares repurchased ..............................................     (59,143,689)      (69,399,644)
   Distributions reinvested ........................................       4,031,872         3,418,664
                                                                       -------------     -------------
Net increase .......................................................      34,203,396         1,675,332
                                                                       =============     =============

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,
                                     -----------------------------------------------------------------
                                           1998          1997          1996         1995          1994
                                        ---------   ---------      --------      --------     --------
Per share operating performance:
Net asset value, beginning of year      $  1.000     $  1.000      $  1.000      $  1.000     $  1.000
                                        --------     --------      --------      --------     --------
Net investment income                      0.050        0.050         0.049         0.055        0.037
                                        --------     --------      --------      --------     --------
Less distributions:
   Distributions from net investment
      income                              (0.050)      (0.050)       (0.049)       (0.055)      (0.037)
                                        --------     --------      --------      --------     --------
Net asset value, end of year            $  1.000     $  1.000      $  1.000      $  1.000     $  1.000
                                        ========     ========      ========      ========     ========
Total return:
Total investment return                     5.17%        5.18%         5.01%         5.62%        3.81%
Ratios/supplemental data:
Net assets, end of year (000's)         $101,340      $67,137       $65,461       $64,992      $78,698
Ratio of expenses to average net assets     0.62%        0.65%         0.65%         0.63%        0.62%
Ratio of net investment income to
  average net assets                        4.99%        5.05%         4.90%         5.48%        3.73%

See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Accounting Policies
SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1998, the Trust consisted of five diversified mutual funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

   Stein Roe Special Venture Fund, Variable Series--seeks capital growth by investing in equity securities.

   Stein Roe Growth Stock Fund, Variable Series--seeks long-term growth of capital by investing at least 65% of total assets in growth companies.

   Stein Roe Balanced Fund, Variable Series--seeks high total investment return by investing in equity and debt securities.

   Stein Roe Mortgage Securities Fund, Variable Series--seeks highest possible level of current income by investing at least 65% of total assets in mortgage pass-through certificates.

   Stein Roe Money Market Fund, Variable Series--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated and non-affiliated insurance companies. Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. Liberty Funds Services, Inc. (the "Transfer Agent") provides transfer agent services. Prior to November 1, 1998, transfer agent services were provided by SteinRoe Services, Inc. ("SSI"). Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser, Transfer Agent and SSI are direct subsidiaries of Liberty Financial Companies, Inc. ("Liberty"). At December 31, 1998, various affiliated insurance companies of Liberty owned substantially all of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty affiliates owned 93.0%, Great-West Life & Annuity Insurance Company owned 5.4%, Transamerica Life Companies owned 1.5%, and Aegon Insurance Group owned 0.1%.

The following summarizes the significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Foreign Currency Transactions--Certain of the Funds may enter into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not segregate foreign currency gains or losses on securities held from fluctuations in the market prices of those securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investment in Repurchase Agreements--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

The Funds intend to utilize provisions of federal income tax law which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At December 31, 1998, Special Venture Fund, Variable Series had a capital loss carryforward of $30,812,691, which expires in 2006; Mortgage Securities Fund, Variable Series had a capital loss carryforward of $2,848,455, of which $2,510,580, $224,288 and $113,587 will expire in 2002, 2003 and 2004, respectively.

During the year ended December 31, 1998, the following Funds distributed long-term capital gains:

                                            Long-Term Capital
Fund                                        Gains Distributions
-----                                       ------------------

Stein Roe Special Venture Fund, Variable Series     $16,912,000

Stein Roe Growth Stock Fund, Variable Series         12,603,000

Stein Roe Balanced Fund, Variable Series             21,501,000

Distributions to Shareholders--The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, primarily relating to foreign currency gains or losses, wash sales and other book-tax timing differences.

Reclassifications were made to the Funds' capital accounts in order to properly reflect income and capital gains available for distribution (or available for capital loss carryforward) under income tax regulations. Such reclassifications were primarily related to foreign currency gains or losses, paydown gains or losses on mortgage-backed securities, net operating losses and/or investments in partnerships and REITs.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Management and Administrative Fees

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1998:

                                                Annual rate as a
                                               percent of average
Fund                                            daily net assets
-----                                            ---------------
Stein Roe Special Venture Fund, Variable Series     .50 of 1%
Stein Roe Growth Stock Fund, Variable Series        .50 of 1%
Stein Roe Balanced Fund, Variable Series            .45 of 1%
Stein Roe Mortgage Securities Fund, Variable Series .40 of 1%
Stein Roe Money Market Fund, Variable Series        .35 of 1%

As of December 31, 1998, for all the Funds, the annual administrative fee was
 .15% of average daily net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides fund accounting services. The fee is $25,000 annually plus .0025% of assets in excess of $50 million.

Transfer agent services are rendered at an annual rate of $7,500, computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds on an annual basis as follows:

Fund                                      Expenses exceeding
-----                                  -------------------------
Stein Roe Special Venture Fund,  .80 of 1% of average daily net assets
   Variable Series

Stein Roe Growth Stock Fund,     .80 of 1% of average daily net assets
   Variable Series

Stein Roe Balanced Fund,         .75 of 1% of average daily net assets
   Variable Series

Stein Roe Mortgage Securities    .70 of 1% of average daily net assets
   Fund, Variable Series

Stein Roe Money Market Fund,     .65 of 1% of average daily net assets
   Variable Series

The expense limitations expire April 30, 1999.


Note 4. Security Transactions
The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended December 31, 1998, for the Funds, excluding Stein Roe Money Market Fund, Variable Series, were as follows:

                      Special           Growth         Balanced          Mortgage
                Venture Fund,      Stock Fund,            Fund,  Securities Fund,
              Variable Series  Variable Series  Variable Series   Variable Series
              -------------------------------------------------------------------
Cost of
   investments
   purchased     $158,776,756      $89,683,187     $193,381,522       $40,536,526
Proceeds from
   investments
   sold           194,326,200       96,854,825      207,966,714         6,146,869

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
(Unaudited)
-------------------------------------------------------------------------------

A shareholder vote was conducted at a special meeting on October 31, 1998 in Boston, Massachusetts, for the purpose of electing a Board of Trustees for the SteinRoe Variable Investment Trust. At the meeting, shareholders approved the election of the following individuals: John A. Bacon Jr., William W. Boyd, Thomas W. Butch, Lindsay Cook, Douglas A. Hacker, Janet Langford Kelly, Charles
R. Nelson and Thomas C. Theobald. Mr. Butch and Mr. Cook are considered interested persons of the Trust, as defined in the Investment Company Act of 1940, based on their relationship with the investment adviser. Mr. Bacon has previously served as a trustee for the SteinRoe Variable Investment Trust.

                      Investment Adviser and Administrator
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                                Chicago, IL 60606

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                                Boston, MA 02105

                                    Custodian
                        State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              Independent Auditors
                                    KPMG LLP
                              303 East Wacker Drive
                                Chicago, IL 60601

                                  Legal Counsel
                                Bell, Boyd & Lloyd
                           Three First National Plaza
                             70 West Madison Street
                                Chicago, IL 60602

                                  The Trustees
                                John A. Bacon Jr.
                                 William W. Boyd
                                 Thomas W. Butch
                                  Lindsay Cook
                                Douglas A. Hacker
                              Janet Langford Kelly
                                Charles C. Nelson
                               Thomas C. Theobald

                                                                          2/99

                                PART C
                           OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Agreement and Declaration of Trust as amended on September 9,
    1988 and October 5, 1988 (3)

(b) Amended and Restated By-Laws (3)

(c) None

(d)(1) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Capital Appreciation Fund (now named Stein Roe Special Venture Fund, Variable Series) and Stein Roe & Farnham Incorporated (3)
   (2) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Managed Growth Stock Fund (now named Stein Roe Growth Stock Fund, Variable Series) and Stein Roe & Farnham Incorporated (3)
   (3) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Managed Assets Fund (now named Stein Roe Balanced Fund, Variable Series) and Stein Roe & Farnham Incorporated (3)
   (4) Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the Mortgage Securities Income Fund (now named SteinRoe Mortgage Securities Fund, Variable Series) and Stein Roe & Farnham Incorporated (3)
   (5) Fund Advisory Agreement, dated December 9, 1988, between the Trust on behalf of the Cash Income Fund (now named Stein Roe Money Market Fund, Variable Series) and Stein Roe & Farnham Incorporated (3)

(e)(1) Underwriting Agreement dated December 9, 1988 between Keystone Provident Financial Services Corp. (now Keyport Financial Services Corp.) and the Trust; and Amendment to Underwriting Agreement dated as of April 1, 1994 between Keyport Financial Services Corp. and the Trust (3)
   (2) Form of Underwriting Agreement between the Trust and Liberty Funds Distributor, Inc.

(f) None

(g)(1) Custodian Contract dated December 31, 1988 between State Street Bank and Trust Company and SteinRoe Variable Investment Trust (4)
   (2) First Amendment to Custodian Contract dated February 23,
       1989 (4)
   (3) Second Amendment to Custodian Contract dated January 23,
       1993 (4)

(h)(1) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe & Farnham Incorporated (4)
   (2) Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Liberty Funds Services, Inc., and SteinRoe Services Inc.
   (3) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust, Keyport Life Insurance Company and Keyport Financial Services Corp. (3)
   (4) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company (formerly "Crown America Life Insurance Company") (4)
   (5) Participation Agreement dated as of April 15, 1994 among the Trust, on behalf of the Capital Appreciation Fund, Transamerica Occidental Life Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc. (4)
   (6) Participation Agreement dated as of December 1, 1994 among the Trust, on behalf of the Capital Appreciation Fund, First Transamerica Life Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc. (4)
   (7) Accounting and Bookkeeping Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe Farnham Incorporated (4)
   (8) Participation Agreement among the Trust, on behalf of the Capital Appreciation Fund, Great-West Life & Annuity Insurance Company, Stein Roe & Farnham Incorporated and Charles Schwab & Co., Inc. (2)
   (9) Participation Agreement among the Trust, on behalf of the Capital Appreciation Fund, Providian Life and Health Insurance Company and Stein Roe & Farnham Incorporated (2)
  (10) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp. (4)

(i) Opinion and consent of counsel as to the legality of the securities being registered (3)

(j) Consent of KPMG LLP, independent accountants

(k) Not applicable

(l) Not applicable

(m) Not applicable

(n) Financial Data Schedules:
    (1) Special Venture Fund, Variable Series
    (2) Growth Stock Fund, Variable Series
    (3) Balanced Fund, Variable Series
    (4) Mortgage Securities Fund, Variable Series
    (5) Money Market Fund, Variable Series

(o) Not applicable
_________________
(1) Incorporated by Reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April, 1996.
(2) Incorporated by References to Post-Effective Amendment No. 12 to this Registration Statement, filed April, 1997.
(3) Incorporated by Reference to Post-Effective Amendment No. 13 to this Registration Statement filed April, 1998.
(4) Incorporated by Reference to Post-Effective Amendment No. 14 to this Registration Statement filed May, 1998.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.

     Shares of the Trust registered pursuant to this Registration Statement will be offered and sold to Keyport Life Insurance Company ("Keyport"), a stock life insurance company organized under the laws of Rhode Island, and to certain of its separate investment accounts and the respective separate investment accounts of Liberty Life Assurance Company of Boston ("Liberty Life"), a stock life insurance company organized as a Massachusetts corporation, Independence Life & Annuity Company, a stock life insurance company organized under the laws of Rhode Island ("Independence") and American Benefit Life Insurance Company, a stock life insurance company organized under the laws of New York. As described below, Keyport, Liberty Life, Independence and American Benefit are under common control. The purchasers of insurance contracts and policies issued in connection with such accounts will have the right to instruct Keyport, Liberty Life, Independence and American Benefit with respect to the voting of the Registrant's shares held by their respective separate accounts. Subject to such voting instruction rights, Keyport, Liberty Life, Independence, American Benefit and their respective separate accounts directly control the Registrant. In addition, shares of Stein Roe Special Venture Fund, Variable Series currently are sold to certain separate accounts of four insurance companies not affiliated with Keyport, and shares of any of the Funds may in the future be sold to separate accounts of other unaffiliated insurance companies.

     Keyport Financial Services Corp. ("KFSC"), the Trust's principal underwriter, Stein Roe & Farnham Incorporated, the Trust's investment manager (the "Adviser"), Keyport, Independence are and American Benefit each wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"), Boston, Massachusetts. As of March 31, 1998, Liberty Mutual Insurance Company ("LMIC"), Boston, Massachusetts, owned, indirectly, approximately 72.3% of the combined voting power of the outstanding voting stock LFC (with the balance being publicly-held). Liberty Life is a 90%-owned subsidiary of LMIC.

ITEM 25.  INDEMNIFICATION

     Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit a), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

     Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     To the extent required under the 1940 Act,

          (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

         (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

        (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advance, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Article Tenth also provides that its indemnification provisions are not exclusive.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

     In addition, the investment adviser maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any error, omission, or breach of any duty owed to the Trust or the Fund by the investment advisor.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Adviser is a direct wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), which in turn, is a direct wholly owned subsidiary of LFC. LFC, as stated in Item 24 above, is an indirect majority owned subsidiary of LMIC. The Adviser acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Registrant, it also acts as investment adviser to other no-load companies having different investment policies.

     For a two-year business history of officers and directors of the Adviser, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the Statement of Additional Information (Part B) entitled "Investment Advisory Services. "

     Certain directors and officers of the Adviser also serve and have during the past two years served in various capacities as officers, directors or trustees of the Registrant (as reflected in the Statement of Additional Information (Part B)) or other investment companies managed by the Adviser.

ITEM 27.  PRINCIPAL UNDERWRITERS

      The Registrant's principal underwriter, Keyport
Financial Services Corp. ("KFSC"), is a wholly owned subsidiary of Keyport Life Insurance Company, which in turn is a direct wholly owned indirect subsidiary of SSI, which in turn is a direct wholly owned subsidiary of LFC. KFSC acts on a "best efforts" basis and receives no fee or commission for its underwriting and distribution services. KFSC does not act as underwriter with respect to shares issued to Participating Insurance Companies which are not affiliates of Keyport or LMIC. Set forth below is information concerning the directors and officers of KFSC:
                                                    Positions and
                     Positions and Offices          Offices with
Name                 with Underwriter                 Registrant
-------------------  ---------------------------    -------------
John S. Rosensteel   Chairman and President              None
William L. Dixon     Vice President-Compliance           None
Francis E. Reinhart  Vice President-Administration       None
                     and Director
James J. Klopper     Clerk                               None
Donald A. Truman     Assistant Clerk                     None

The business address of each of the directors and officers of KFSC is 125 High Street, Boston, Massachusetts 02110.

     The Registrant's underwriter with respect to distribution of shares to unaffiliated Participating Insurance Companies is Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc.. It acts as underwriter to Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust IX, Stein Roe Investment Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Liberty-Stein Roe Advisor Trust, Stein Roe Institutional Trust, Stein Roe Trust, Stein Roe Floating Rate Income Fund, Stein Roe Institutional Floating Rate Income Fund, and SteinRoe Variable Investment Trust. The table below lists the directors and officers of Liberty Funds Distributor, Inc.


                          Position and Offices      Positions and
Name and Principal        with Principal            Offices with
 Business Address*        Underwriter               Registrant
--------------------      ---------------------     -------------
Anderson, Judith          Vice President                None
Anetsberger, Gary A.      Senior Vice President      Senior V-P;
                                                     Controller
Babbitt, Debra            VP & Compliance Officer       None
Ballou, Rick              Senior Vice President         None
Bartlett, John            Managing Director             None
Blakeslee, James          Senior Vice President         None
Blumenfeld, Alex          Vice President                None
Bozek, James              Senior Vice President         None
Brown, Beth               Vice President                None
Burtman, Tracy            Vice President                None
Butch, Thomas W.          Senior Vice President      President;
                                                     Trustee
Campbell, Patrick         Vice President                None
Chrzanowski, Daniel       Vice President                None
Clapp, Elizabeth A.       Managing Director             None
Conlin, Nancy L.          Director; Clerk               None
Davey, Cynthia            Sr. Vice President            None
Desilets, Marian H.       Vice President                None
Devaney, James            Senior Vice President         None
DiMaio, Steve             Vice President                None
Downey, Christopher       Vice President                None
Dupree, Robert            Vice President                None
Emerson, Kim P.           Senior Vice President         None
Erickson, Cynthia G.      Senior Vice President         None
Evans, C. Frazier         Managing Director             None
Feldman, David            Managing Director             None
Fifield, Robert           Vice President                None
Gariepy, Tom              Vice President                None
Gauger, Richard           Vice President                None
Gerokoulis, Stephen A.    Senior Vice President         None
Gibson, Stephen E.        Director; Chairman of Board   None
Goldberg, Matthew         Senior Vice President         None
Gupta, Neeti              Vice President                None
Geunard, Brian            Vice President                None
Harrington, Tom           Sr. Vice President            None
Harris, Carla L.          Vice President                None
Hodgkins, Joseph          Sr. Vice President            None
Hussey, Robert            Senior Vice President         None
Iudice, Jr., Philip       Treasurer and CFO             None
Jones, Cynthia            Vice President                None
Jones, Jonathan           Vice President                None
Kelley, Terry M.          Vice President                None
Kelson, David W.          Senior Vice President         None
Libutti, Chris            Vice President                None
Martin, John              Senior Vice President         None
Martin, Peter             Vice President                None
McCombs, Gregory          Senior Vice President         None
McKenzie, Mary            Vice President                None
Menchin, Catherine        Senior Vice President         None
Miller, Anthony           Vice President                None
Moberly, Ann R.           Senior Vice President         None
Morse, Jonathan           Vice President                None
Nickodemus, Paul          Vice President                None
O'Shea, Kevin             Managing Director             None
Piken, Keith              Vice President                None
Place, Jeffrey            Managing Director             None
Powell, Douglas           Vice President                None
Predmore, Tracy           Vice President                None
Quirk, Frank              Vice President                None
Raftery-Arpino, Linda     Senior Vice President         None
Ratto, Gregory            Vice President                None
Reed, Christopher B.      Senior Vice President         None
Riegel, Joyce B.          Vice President                None
Robb, Douglas             Vice President                None
Sandberg, Travis          Vice President                None
Santosuosso, Louise       Senior Vice President         None
Schulman, David           Senior Vice President         None
Shea, Terence             Vice President                None
Sideropoulos, Lou         Vice President                None
Sinatra, Peter            Vice President                None
Smith, Darren             Vice President                None
Soester, Trisha           Vice President                None
Studer, Eric              Vice President                None
Sweeney, Maureen          Vice President                None
Tambone, James            Chief Executive Officer       None
Tasiopoulos, Lou          President                     None
VanEtten, Keith H.        Senior Vice President         None
Walter, Heidi J.          Vice President             V-P & Secy.
Wess, Valerie             Senior Vice President         None
Young, Deborah            Vice President                None
---------
* The address of Ms. Harris, Ms. Riegel, Ms. Walter, and Messrs. Anetsberger and Butch is One South Wacker Drive, Chicago, IL 60606. The address of each other director and officer is One Financial Center, Boston, MA 02111.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Secretary, Heidi J. Walter; Registrant's investment adviser, administrator and transfer and dividend disbursing agent, Stein Roe & Farnham Incorporated; Registrant's principal underwriter, Keyport Financial Services Corp.; and Registrant's custodian, State Street Bank and Trust Company. The address of the Registrant is 600 Atlantic Avenue, Boston, MA 02210-2214; the address of the Secretary and Stein Roe & Farnham Incorporated is One South Wacker Drive, Chicago, IL 60606; the address of Keyport Financial Services, Inc., is 125 High Street, Boston, MA 02110; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110.

ITEM 29.  MANAGEMENT SERVICES

     Pursuant to an Administration Agreement with the Registrant on behalf of all the Funds dated as of January 3, 1995, the Adviser provides each of the Funds with administrative services.
 These services include the provision of office space and equipment and facilities in connection with the maintenance of the Registrant's headquarters, preparation and filing of required reports, arrangements for meetings, maintenance of the Registrant's corporate books and records, communication with shareholders, and oversight of custodial, accounting and other services provided to the Funds by others. The Adviser pays all compensation of the Registrant's trustees, officers and employees who are employees of the Adviser. The Adviser may, in its discretion, arrange for such services to be provided by LFC or any of its subsidiaries.

     Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records and for pricing and bookkeeping services.

ITEM 30.  UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 28th day of April, 1999.

                               STEINROE VARIABLE INVESTMENT TRUST

                               By   THOMAS W. BUTCH
                                    Thomas W. Butch
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature*                     Title                     Date
-----------------------    ---------------------   --------------
THOMAS W. BUTCH             Trustee; President     April 28, 1999
Thomas W. Butch
Principal Executive Officer

GARY A. ANETSBERGER         Senior Vice-           April 28, 1999
Gary A. Anetsberger         President; Controller
Principal Financial and
Accounting Officer

JOHN A. BACON JR.           Trustee                April 28, 1999
John A. Bacon Jr.

WILLIAM W. BOYD             Trustee                April 28, 1999
William W. Boyd

LINDSAY COOK                Trustee                April 28, 1999
Lindsay Cook

DOUGLAS A. HACKER           Trustee                April 28, 1999
Douglas A. Hacker

JANET LANGFORD KELLY        Trustee                April 28, 1999
Janet Langford Kelly

CHARLES R. NELSON           Trustee                April 28, 1999
Charles R. Nelson

THOMAS C. THEOBALD          Trustee                April 28, 1999
Thomas C. Theobald

                             EXHIBIT LIST

Exhibit    Description
-------    ----------------------------------------------
(h)(2)     Transfer Agency Agreement

(e)(2)     Underwriting Agreement

(j)        Consent of KPMG LLP

(n)        Financial Data Schedules:
    (1)      Special Venture Fund, Variable Series
    (2)      Growth Stock Fund, Variable Series
    (3)      Balanced Fund, Variable Series
    (4)      Mortgage Securities Fund, Variable Series
    (5)      Money Market Fund, Variable Series